CONFORMED COPY



                                  $500,000,000

                            364-DAY CREDIT AGREEMENT

                                   dated as of

                                  July 12, 2000

                                      among

                                 Praxair, Inc.,

                             The Banks Party Hereto

                    Morgan Guaranty Trust Company of New York
                              Bank of America, N.A.
                                       and
                           Credit Suisse First Boston,
                            as Co-Syndication Agents

                                       and

                            The Chase Manhattan Bank,
                             as Administrative Agent

                   -------------------------------------------

                          J.P. Morgan Securities Inc.,
                         Lead Arranger and Book Manager
                                 --------------

                         Banc of America Securities LLC
                              Chase Securities Inc.
                           Credit Suisse First Boston,
                        Co-Arrangers and Co-Book Managers



                                        TABLE OF CONTENTS

                                     ----------------------

                                                                                             PAGE

                                            ARTICLE 1
                                           DEFINITIONS

SECTION 1.01.  Definitions......................................................................1
SECTION 1.02.  Accounting Terms and Determinations.............................................14
SECTION 1.03.  Types of Borrowings.............................................................14

                                            ARTICLE 2
                                           THE CREDITS

SECTION 2.01.  Commitments to Lend.............................................................15
SECTION 2.02.  Notice of Committed Borrowings..................................................16
SECTION 2.03.  Money Market Borrowings.........................................................16
SECTION 2.04.  Notice to Banks; Funding of Loans...............................................21
SECTION 2.05.  Notes...........................................................................22
SECTION 2.06.  Maturity of Loans...............................................................23
SECTION 2.07.  Interest Rates..................................................................23
SECTION 2.08.  Facility Fee....................................................................26
SECTION 2.09.  Optional Termination or Reduction of Commitments................................27
SECTION 2.10.  Optional Prepayments............................................................27
SECTION 2.11.  General Provisions as to Payments...............................................28
SECTION 2.12.  Funding Losses..................................................................29
SECTION 2.13.  Computation of Interest and Fees................................................29
SECTION 2.14.  Method of Electing Interest Rates...............................................29
SECTION 2.15.  Withholding Tax Exemption.......................................................31
SECTION 2.16.  Regulation D Compensation.......................................................32
SECTION 2.17.  Replacement of this Agreement...................................................33
SECTION 2.18.  Optional Increase in Commitments................................................33

                                            ARTICLE 3
                                           CONDITIONS

SECTION 3.01.  Effectiveness...................................................................34
SECTION 3.02.  Borrowings......................................................................36





                                                i



                                                                                             PAGE

                                            ARTICLE 4
                                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power...................................................37
SECTION 4.02.  Corporate and Governmental Authorization; No
         Contravention.........................................................................37
SECTION 4.03.  Binding Effect..................................................................37
SECTION 4.04.  Financial Information...........................................................38
SECTION 4.05.  Litigation......................................................................38
SECTION 4.06.  Compliance with ERISA...........................................................38
SECTION 4.07.  Environmental Matters...........................................................39
SECTION 4.08.  Subsidiaries....................................................................39
SECTION 4.09.  Not an Investment Company.......................................................39
SECTION 4.10.  Disclosure......................................................................39

                                            ARTICLE 5
                                            COVENANTS

SECTION 5.01.  Information.....................................................................40
SECTION 5.02.  Maintenance of Property; Insurance..............................................43
SECTION 5.03.  Negative Pledge.................................................................43
SECTION 5.04.  Consolidations, Mergers and Sales of Assets.....................................44
SECTION 5.05.  Minimum Consolidated Book Net Worth.............................................45
SECTION 5.06.  Leverage Ratio..................................................................45
SECTION 5.07.  Use of Proceeds.................................................................45

                                            ARTICLE 6
                                            DEFAULTS

SECTION 6.01.  Events of Default...............................................................46
SECTION 6.02.  Notice of Default...............................................................49

                                            ARTICLE 7
                                             AGENTS

SECTION 7.01.  Appointment and Authorization...................................................49
SECTION 7.02.  Agents and Affiliates...........................................................49
SECTION 7.03.  Action by Administrative Agent..................................................49
SECTION 7.04.  Consultation with Experts.......................................................50
SECTION 7.05.  Liability of Administrative Agent...............................................50
SECTION 7.06.  Indemnification.................................................................50




                                               ii



                                                                                             PAGE

SECTION 7.07.  Credit Decision.................................................................50
SECTION 7.08.  Successor Administrative Agent..................................................51

                                            ARTICLE 8
                                     CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair........................51
SECTION 8.02.  Illegality......................................................................52
SECTION 8.03.  Increased Cost and Reduced Return...............................................53
SECTION 8.04.  Base Rate Loans Substituted for Affected Fixed Rate Loans.......................55

                                            ARTICLE 9
                                          MISCELLANEOUS

SECTION 9.01.  Notices.........................................................................56
SECTION 9.02.  No Waivers......................................................................56
SECTION 9.03.  Expenses; Documentary Taxes; Indemnification....................................56
SECTION 9.04.  Sharing of Set-offs.............................................................57
SECTION 9.05.  Amendments and Waivers..........................................................58
SECTION 9.06.  Successors and Assigns..........................................................59
SECTION 9.07.  Designated Lenders..............................................................61
SECTION 9.08.  Governing Law; Submission to Jurisdiction; Waiver of
         Jury Trial............................................................................62
SECTION 9.09.  Counterparts; Integration.......................................................62
SECTION 9.10.  Confidentiality.................................................................63
SECTION 9.11.  Severability....................................................................64
SECTION 9.12.  Termination of Existing Credit Agreement........................................64
SECTION 9.13.  Collateral......................................................................64





Exhibits

Exhibit A   --    Note
Exhibit B   --    Form of Money Market Quote Request
Exhibit C   --    Form of Invitation for Money Market Quotes
Exhibit D   --    Form of Money Market Quote
Exhibit E   --    Form of Opinion of Cahill Gordon & Reindel, Special
                  Counsel for the Borrower
Exhibit F   --    Opinion of Davis Polk & Wardwell, Special Counsel for
                  the Agents
Exhibit G   --    Assignment and Assumption Agreement
Exhibit H   --    Designation Agreement
Exhibit I   --    Extension Agreement

                                CREDIT AGREEMENT



         AGREEMENT dated as of July 12, 2000 among PRAXAIR, INC., the BANKS party hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents, and THE CHASE MANHATTAN BANK, as Administrative Agent.

         The parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

         "Adjusted CD Rate" has the meaning set forth in Section 2.07(b).

         "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

         "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (which shall promptly following receipt thereof give a copy to the Borrower) duly completed by such Bank.

         "Agents" means the Administrative Agent and the Co-Syndication Agents.

         "Applicable Lending Office" means, with respect to any Bank,

               (i) in the case of its Domestic Loans, its Domestic Lending
          Office,

               (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and

               (iii) in the case of its Money Market Loans, its Money Market Lending Office.

         "Assessment Rate" has the meaning set forth in Section 2.07(b).

         "Assignee" has the meaning set forth in Section 9.06(c).

         "Bank" means each bank listed on the signature pages hereof, each Person which becomes a Bank pursuant to Section 2.18 and each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

         "Bank Parties" has the meaning set forth in Section 9.10.

         "Base Rate" means, for any day, a rate per annum equal to the higher of the Reference Rate for such day or the sum of 1/2 of 1% plus the Effective Federal Funds Rate for such day.

         "Base Rate Loan" means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.14(a) or Article 8.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Borrower" means Praxair, Inc., a Delaware corporation, and its successors.

         "Borrowing" has the meaning set forth in Section 1.03.

         "CD Base Rate" has the meaning set forth in Section 2.07(b).

         "CD Loan" means a Committed Loan that bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

         "CD Margin" has the meaning set forth in Section 2.07(b).

         "CD Rate" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted CD Rate.

         "CD Reference Banks" means Bank of America, N.A., The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York and each other Bank as may be appointed pursuant to Section 9.06(g).

         "Commitment" means (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite such Bank's name on the Commitment Schedule and (ii) with respect to any Assignee or other Person which becomes a Bank pursuant to Section 2.18 or 9.06(c), the amount of the transferor Bank's Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may be changed from time to time pursuant to Section 2.09 or 9.06(c); provided that, if the context so requires, the term "Commitment" means the obligation of a Bank to extend credit up to such amount to the Borrower hereunder.

         "Commitment Schedule" means the Schedule attached hereto identified as such.

         "Committed Loan" means a Revolving Credit Loan or a Term Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "Consolidated Book Net Worth" means at any date the consolidated shareholders' equity of the Borrower and its Consolidated Subsidiaries, calculated without giving effect to (i) changes in the cumulative foreign currency translation adjustment after March 31, 2000, (ii) any mark-to-market of a derivative or hedging instrument or any other adjustment related to any derivative or hedging instrument that might be required under FAS 133 after March 31, 2000, and (iii) after-tax restructuring charges taken after March 31, 2000 up to a maximum cumulative amount of $75,000,000.

         "Consolidated Net Income" for any period means the consolidated net income of the Borrower and its Consolidated Subsidiaries for such period, excluding any extraordinary items of gain or loss.

         "Consolidated Subsidiary" with respect to any Person means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

         "Consolidated Total Debt" means at any date all consolidated Debt of the Borrower and its Consolidated Subsidiaries determined as of such date.

         "Continuing Director" means at any date a member of the Borrower's board of directors who was either (i) a member of such board twelve months prior to such date or (ii) nominated for election to such board by at least two-thirds of the Continuing Directors then in office.

         "Co-Syndication Agent" means each of Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., in its capacity as co-syndication agent for the credit facility provided hereunder.

         "Debt" of any Person means at any date, without duplication, to the extent required in accordance with generally accepted accounting principles to be included in the financial statements of such Person or the footnotes thereto,

               (i) all obligations of such Person for borrowed money,

               (ii) all obligations of such Person evidenced by bonds, debentures or notes,

               (iii) all obligations of such Person for installment purchase transactions involving the purchase of property or services over $5,000,000 for any particular transaction, except trade accounts payable and expense accruals arising in the ordinary course of business,

               (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles,

               (v) all contingent or non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit, and

               (vi) all Debt of others Guaranteed by such Person.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Designated Lender" means, with respect to any Designating Bank, an Eligible Designee designated by it pursuant to Section 9.07(a) as a Designated Lender for purposes of this Agreement.

         "Designating Bank" means, with respect to each Designated Lender, the Bank that designated such Designated Lender pursuant to Section 9.07(a).

         "Dollars" and the sign "$" mean lawful money of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         "Domestic Consolidated Subsidiary" with respect to any Person means a Consolidated Subsidiary of such Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia.

         "Domestic Lending Office" means, as to each Bank, its office identified in its Administrative Questionnaire as its Domestic Lending Office or such other office of such Bank as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "Domestic Loans" means CD Loans or Base Rate Loans or both.

         "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).

         "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

         "Effective Federal Funds Rate" means the weighted average of the rates on overnight federal funds transactions between members of the Federal Reserve System arranged by federal funds brokers as published daily (or, if such day is not a Domestic Business Day, for the immediately preceding Domestic Business
Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities (or any successor quotations).

         "Eligible Designee" means a special purpose corporation that (i) is organized under the laws of the United States or any state thereof, (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by S&P or at least
P-1 or the equivalent thereof by Moody's.

         "Environmental Laws" means all applicable federal, state, local and foreign laws, ordinances, codes, regulations, orders and requirements relating to the protection of, or discharge of materials into, the environment, including, without limitation, the Resource Conservation and Recovery Act of 1976, as amended; the Comprehensive Environmental Response, Compensation and Liability Act; the Toxic Substance Control Act; the Clean Water Act; the Clean Air Act; and the Safe Drinking Water Act.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Eurocurrency Reserve Ratio" has the meaning set forth in Section 2.16.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Bank, its office or branch located at its address identified in its Administrative Questionnaire as its Euro-Dollar Lending Office or such other office or branch of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

         "Euro-Dollar Loan" means a Committed Loan that bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

         "Euro-Dollar Margin" has the meaning set forth in Section 2.07(c).

         "Euro-Dollar Reference Banks" means the principal London offices of Bank of America, N.A., The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York and the principal London office of each other Bank as may be appointed pursuant to Section 9.06(g).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Existing Credit Agreement" means the Credit Agreement dated as of December 7, 1995, among the Borrower, the banks parties thereto, Morgan Guaranty Trust Company of New York, as documentation agent, and The Chase Manhattan Bank (successor to Chemical Bank), as administrative agent and auction agent, as amended to the Effective Date.

         "Final Maturity Date" means the first anniversary of the Termination Date, or if such date is not a Euro-Dollar Business Day, the next preceding Euro- Dollar Business Day.

         "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Reference Rate pursuant to Section 8.01) or any combination of the foregoing.

         "Group of Loans" means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time, (ii) all Euro-Dollar Loans having the same Interest Period at such time or (iii) all CD Loans having the same Interest Period at such time; provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person, and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person:

               (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

               (ii) entered into for the purpose of ensuring in any legally enforceable manner the obligee of such Debt of the payment thereof or to protect such obligee in any legally enforceable manner against loss in respect thereof (in whole or in part);

provided that the term Guarantee shall not include

           (a) endorsements for collection or deposit in the ordinary course of business;

           (b) obligations that are not required in accordance with generally accepted accounting principles to be included in the financial statements of such Person or the footnotes thereto;

           (c) "unconditional purchase obligations" (including take-or-pay contracts) as defined in and as required to be disclosed pursuant to Statement of Financial Accounting Standards No. 47 and the related interpretations, as the same may be amended from time to time, but only to the extent the aggregate present value amount of all such obligations of the Borrower and its Consolidated Subsidiaries (other than amounts reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries) is equal to or less than 5% of the net sales of the Borrower and its Consolidated Subsidiaries as set forth in their Consolidated Statement of Income, determined as of the end of the preceding quarter for the twelve months then ending; and

           (d) any obligations required to be disclosed pursuant to the Statement of Financial Accounting Standards No. 105, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk, issued March 1990, the Statement of Financial Accounting Standards No. 107, Disclosure about Fair Value of Financial Instruments, issued December 1991, and the Statement of Financial Accounting Standards No. 119, Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments, issued October 1994, and their related interpretations, as the same may be amended from time to time (except to the extent any such obligation is required to be reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries).

         The term "Guarantee" used as a verb has a corresponding meaning.

         "Interest Period" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter and, if deposits of a corresponding maturity are available to all Banks in the London interbank market, nine or twelve months thereafter, as the Borrower may elect in the applicable notice; provided that:

           (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and

           (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month;

           (2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice; provided that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

          (3) with respect to each Money Market LIBOR Borrowing, the period commencing on the date of such Borrowing and ending such whole number of months thereafter (but not more than 12 months) as the Borrower may elect in accordance with Section 2.03; provided that:

               (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month; and

          (4) with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than seven nor more than 180 days) as the Borrower may elect in accordance with Section 2.03; provided that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

         provided further that:

               (x) no Interest Period which begins before the Termination Date may end after the Termination Date; and

               (y) no Interest Period applicable to any Term Loan may end after the Final Maturity Date.

         Notwithstanding the foregoing, all Interest Periods at any one time outstanding hereunder shall end on not more than 25 different dates, and the duration of any Interest Period which would otherwise exceed such limitation shall be adjusted so as to coincide with the remaining term of such other then current Interest Period as the Borrower may specify in the related Notice of Borrowing or Notice of Interest Rate Election.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Invitation for Money Market Quotes" means an invitation by the Administrative Agent on behalf of the Borrower to each Bank to submit Money Market Quotes offering to make Money Market Loans in accordance with Section 2.03, substantially in the form of Exhibit C hereto.

         "Leverage Ratio" means the ratio of (x) Consolidated Total Debt to (y) Consolidated Book Net Worth.

         "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market LIBOR Margins pursuant to Section 2.03.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

         "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or Money Market Loans or any combination of the foregoing, in each case made or to be made under this Agreement.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

         "Margin Stock" means "margin stock" as such term is defined in Regulation U of the Federal Reserve Board, as the same may be amended, supplemented or modified from time to time.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $25,000,000.

         "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d)(ii)(D).

         "Money Market Absolute Rate Loan" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

         "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office or branch of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "Money Market LIBOR Loan" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Reference Rate pursuant to Section 8.01).

         "Money Market LIBOR Margin" has the meaning set forth in Section 2.03(d)(ii)(C).

         "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

         "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

         "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

         "Notice of Interest Rate Election" has the meaning set forth in Section 2.14(a).

         "Participant" has the meaning set forth in Section 9.06(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either:

               (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group; or

               (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "Pricing Schedule" means the Pricing Schedule attached hereto.

         "Quarterly Payment Dates" means each March 31, June 30, September 30 and December 31.

         "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

         "Reference Rate" means the rate of interest publicly announced by The Chase Manhattan Bank in New York City from time to time as its "prime rate".

         "Regulation D" and "Regulation U" means Regulation D and Regulation U, respectively, of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments, or, if the Commitments have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the outstanding Loans.

         "Restricted Subsidiary" means

               (i) any Domestic Consolidated Subsidiary of the Borrower, and

               (ii) Praxair Canada Inc.

         "Revolving Credit Loan" means a loan made or to be made by a Bank pursuant to Section 2.01(a).

         "SEC" means the Securities and Exchange Commission.

         "Subsidiary" with respect to any Person means any corporation or other entity of which such Person directly or indirectly owns a majority of the securities or other ownership interests having ordinary voting power to elect the board of directors or other persons performing similar functions. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

         "Termination Date" means July 11, 2001 or such later date to which the "Termination Date" under this Agreement shall have been extended pursuant to
Section 2.01(c), or, if any such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

         "Term Loan" means a loan made or to be made by a Bank pursuant to
Section 2.01(b).

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "Wholly-Owned Consolidated Subsidiary" with respect to any Person means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by such Person.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

         SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under
Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).

                                    ARTICLE 2
                                   THE CREDITS

         SECTION 2.01. Commitments to Lend. (a) Revolving Credit Loans. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time before the Termination Date in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b) and, if less than $5,000,000, must be a Base Rate Borrowing) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, to the extent permitted by Section 2.10, prepay Loans and reborrow at any time before the Termination Date under this Section. The Commitments shall terminate at the close of business on the Termination Date.

          (b) Term Loans. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, and subject to the prior satisfaction of the conditions set forth in Section 3.02, to make a loan to the Borrower on the Termination Date in an aggregate principal amount up to but not exceeding the aggregate principal amount of Revolving Credit Loans it has outstanding on the Termination Date.

          (c) Extension of the Termination Date. The Termination Date may be extended in the manner set forth in this subsection 2.01(c) on not more than two occasions, in each case for a period of 364 days from the Termination Date then in effect. If the Borrower wishes to request an extension of the Termination Date, it shall give written notice to that effect to the Administrative Agent not less than 45 nor more than 60 days prior to the Termination Date then in effect, whereupon the Administrative Agent shall immediately notify each of the Banks of such request. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its discretion, within 30 days of such notice to the Administrative Agent. If less than all Banks respond affirmatively to such request within 30 days, then so long as Banks having more than 50% of the Commitments shall have responded affirmatively, the Banks that do not elect to extend the Termination Date shall if so requested by the Borrower assign their Commitments in their entirety to one or more Assignees pursuant to Section 9.06(c) which Assignees will agree to extend the Termination Date. Subject to receipt by the Administrative Agent no earlier than 30 days prior to the Termination Date then in effect of counterparts of an Extension Agreement in substantially the form of Exhibit I hereto duly completed and signed by each of the Banks responding affirmatively to the Borrower's request for extension and each Assignee contemplated by the preceding sentence, the Termination Date shall be extended for the period specified above as to such parties, and the Commitment of any Bank which shall not have responded affirmatively, to the extent such Commitment shall not have been assigned as contemplated by the preceding sentence, shall terminate on the unextended Termination Date (and no such Bank shall be obligated to make a Term Loan on such unextended Termination
Date).

         SECTION 2.02. Notice of Committed Borrowings. The Borrower shall give the Administrative Agent notice (a "Notice of Committed Borrowing") not later than 12:00 Noon (New York City time) on: (x) the date of each Base Rate Borrowing, (y) the Domestic Business Day next preceding the date of each CD Borrowing, and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (b) the aggregate amount of such Borrowing,

          (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate, and

          (d) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         SECTION 2.03.  Money Market Borrowings.

          (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks to make offers to make Money Market Loans to the Borrower prior to the Termination Date. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than: (x) 11:00 A.M. (New York City time) on the fourth Euro-Dollar Business

Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) 9:00 A.M. (New York City time) on the Domestic Business Day which is the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

               (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $1,000,000,

               (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

               (iv) whether the Money Market Quotes requested are to set forth a Money Market LIBOR Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request.

          (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes, substantially in the form of Exhibit C hereto, with respect to such Money Market Quote Request.

          (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than 11:00 A.M. (New York City time) on:

               (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or

               (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction

(or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed, with corresponding changes to the times and dates set forth in clauses (x) and (y) below, and the Administrative Agent shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent notifies the Borrower of the terms of the offer or offers contained therein not later than:

               (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or

               (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction.

Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

         (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

               (A) the proposed date of Borrowing,

               (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount:

                  (w) may be greater than or less than the Commitment of the quoting Bank,

                  (x) must be $5,000,000 or a larger multiple of $1,000,000,

                  (y) may not exceed the principal amount of Money Market Loans for which offers were requested and

                  (z) may be subject to an aggregate limitation as to the
               principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

               (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market LIBOR Margin") offered for each such Money Market Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

               (D) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

               (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

        (iii)   Any Money Market Quote shall be disregarded if it:

               (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection
          (d)(ii);

               (B) contains qualifying, conditional or similar language, except as permitted by subsection (d)(ii)(B)(z);

               (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

               (D) arrives after the time set forth in subsection (d)(i).

          (e) Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms:

           (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and

           (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote.

The Administrative Agent's notice to the Borrower shall specify:

                       (A) the aggregate principal amount of Money Market Loans
                  for which offers have been received for each Interest Period specified in the related Money Market Quote Request,

                       (B) the respective principal amounts and Money Market
                  LIBOR Margins or Money Market Absolute Rates, as the case may be, so offered and

                       (C) if applicable, limitations on the aggregate principal
                  amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f) Acceptance and Notice by Borrower. Not later than 12:00 Noon (New York City time) on:

           (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or

           (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction

(or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and the Administrative Agent shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

           (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

           (ii) the principal amount of each Money Market Borrowing must be
          $25,000,000 or a larger multiple of $1,000,000 and the principal amount of each Money Market Loan with respect to such Money Market
         Borrowing must be in an amount of $5,000,000 or a larger multiple of $1,000,000,

           (iii) acceptance of offers may only be made on the basis of ascending Money Market LIBOR Margins or Money Market Absolute Rates, as the case may be,

           (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement, and

           (v) failure by the Borrower to notify the Administrative Agent by the time specified above shall be deemed a rejection of all offers.

          (g) Allocation by Borrower. If offers are made by two or more Banks with the same Money Market LIBOR Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amounts of such offers (or as nearly in proportion as shall be practicable after giving effect to the requirement that Money Market Loans for each relevant maturity date shall each be in a principal amount of $5,000,000 or a multiple of $1,000,000 in excess thereof).

         SECTION 2.04.  Notice to Banks; Funding of Loans.

          (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall make the amount of its share of such Borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in or pursuant to
Section 9.01 in funds immediately available to the Administrative Agent. Unless the Administrative Agent determines that any applicable condition specified in
Article 3 has not been satisfied, the Administrative Agent shall make such aggregate funds available to the Borrower by depositing the proceeds thereof, in like funds as received by the Administrative Agent, in the account of the Borrower with the Administrative Agent as promptly as practicable, but in no event later than 2:00 P.M. (New York City time) on the date of such Borrowing.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date (or, in the case of a Base Rate Borrowing, prior to 12:30 P.M. on the date) of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this Section 2.04 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent does, in such circumstances, make available to the Borrower such amount, such Bank shall within three Domestic Business Days following such Borrowing make such share available to the Administrative Agent, together with interest thereon for each day from and including the date of such Borrowing that such share was not made available, at the Effective Federal Funds Rate. If such amount is so made available, such payment to the Administrative Agent shall constitute such Bank's share of such Borrowing for all purposes of this Agreement. If such amount is not so made available to the Administrative Agent, then the Administrative Agent shall on the third Domestic Business Day following such Borrowing notify the Borrower of such failure and on the fourth Domestic Business Day following the date of such Borrowing, the Borrower shall pay to the Administrative Agent such share, together with interest thereon for each day that the Borrower had the use of such share, at the Effective Federal Funds Rate. Nothing contained in this subsection (c) shall relieve any Bank which has failed to make available its share of any Borrowing hereunder from its obligation to do so in accordance with the terms hereof.

          (d) The failure of any Bank to make available to the Administrative Agent its share of any Borrowing on the date of such Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make available to the Administrative Agent its share of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make available the share of any Borrowing to be made available by such other Bank on such date of Borrowing.

         SECTION 2.05. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

          (b) Each Bank may, by notice to the Borrower and the Administrative Agent (to be given not later than two Domestic Business Days prior to the first

Borrowing), request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.01(b), the Administrative Agent shall mail such Note to such Bank. Each Bank shall record the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto and may, at its option prior to any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         SECTION 2.06. Maturity of Loans. (a) Each Revolving Credit Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Termination Date.

          (b) Each Term Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Final Maturity Date.

          (c) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the last day of the Interest Period applicable to such Borrowing.

         SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made to but excluding the date it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date, on the Termination Date and on the Final Maturity Date, and, with respect to the principal amount of any Base Rate Loan that is prepaid or converted to a CD Loan or Euro-Dollar Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (b) Subject to Section 8.01, each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the applicable CD Margin for such day plus the applicable Adjusted CD Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof and, with respect to the principal amount of any CD Loan that is prepaid or converted to a Base Rate Loan or Euro-Dollar Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

         "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                  [    CDBR        ]*
         ACDR =   [ ---------------]   +   AR
                  [  1.00  -  DRP  ]

ACDR  =  Adjusted CD Rate
CDBR  = CD Base Rate
DRP = Domestic Reserve Percentage
AR  =  Assessment Rate

* The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%.

         The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

         "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding $5,000,000,000 in respect of new non-personal time deposits in Dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

         "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss. 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          (c) Subject to Section 8.01, each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the applicable Euro-Dollar Margin for such day plus the applicable London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof and, with respect to the principal amount of any Euro-Dollar Loan that is prepaid or converted to a Base Rate Loan or CD Loan, on the date of such prepayment or conversion.

         "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period and for value on the first day of such Interest

Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

           (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

           (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market LIBOR Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Interest on each Money Market Loan shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

           (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give to the Borrower and the Banks making such Loans prompt notice by telex or facsimile transmission of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

           (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

         SECTION 2.08. Facility Fee. The Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Commitments a facility fee at the Facility Fee Rate (determined for each day in accordance with the Pricing Schedule). Such facility fee shall accrue:

               (i) from and including the date on which the condition referred to in Section 3.01(a) has been satisfied to but excluding the date on which the Commitments are terminated in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and

               (ii) from and including the date on which the Commitments are terminated in their entirety to but excluding the date the Loans shall be repaid in their entirety (if later), on the daily aggregate outstanding principal amount of the Loans.

Such facility fee shall be payable quarterly on each Quarterly Payment Date (in arrears), commencing on September 30, 2000, and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

         SECTION 2.09. Optional Termination or Reduction of Commitments. The Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent,

               (i) terminate the Commitments at any time, if no Loans are outstanding at such time or

               (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000, the aggregate amount of the Commitments, provided that the Commitments may not be reduced below the aggregate outstanding principal amount of the Loans. Promptly after receiving a notice pursuant to this subsection, the Administrative Agent shall notify each Bank of the contents thereof.

         SECTION 2.10. Optional Prepayments. (a) Subject in the case of Fixed Rate Loans to Section 2.12, the Borrower may (i) upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Group of Domestic Loans (or any Money Market Borrowing bearing interest at the Reference Rate pursuant to Section 8.01) or (ii) upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro- Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with interest accrued thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).

          (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

          (c) Except as expressly provided in Section 2.10(a), the Borrower may not prepay the Money Market Loans at any time.

         SECTION 2.11. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01 and without reduction by reason of any set-off or counterclaim. The Administrative Agent will promptly distribute to each Bank its share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Effective Federal Funds Rate.

         SECTION 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a different type of Loan (whether such payment or conversion is pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(d), or if the Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loan after notice has been given to any Bank in accordance with Section 2.04(a), 2.10(c) or 2.14(c), the Borrower shall reimburse each Bank through the Administrative Agent within 30 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such payment or conversion or failure to borrow, prepay, convert or continue; provided that such Bank shall have delivered to the Borrower a certificate containing a computation in reasonable detail of the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION 2.13. Computation of Interest and Fees. Interest based on the Reference Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.14. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.14(d) and the provisions of Article 8), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

               (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day, or convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day or continue such Loans as CD Loans, as of the end of any

         Interest Period applicable thereto, for an additional Interest Period, subject to Section 2.12 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans; and

               (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day, or convert such Loans to CD Loans as of any Domestic Business Day or may elect to continue such Loans as Euro-Dollar Loans, as of the end of any Interest Period applicable thereto, for an additional Interest Period, subject to Section 2.12 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted from Domestic Loans of one type to Domestic Loans of the other type or are CD Loans to be continued as CD Loans for an additional Interest Period, in which case such notice shall be delivered to the Administrative Agent not later than 10:30 A.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each at least $5,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Group of CD Loans or Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

          (b)   Each Notice of Interest Rate Election shall specify:

               (i) the Group of Loans (or portion thereof) to which such notice applies;

               (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of Section 2.14(a);

               (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, if the Loans resulting from such conversion are to be CD Loans or Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to Section 2.14(a), the Administrative Agent shall notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

          (d) The Borrower shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, CD Loans or Euro-Dollar Loans if (i) the aggregate principal amount of any Group of CD Loans or Euro-Dollar Loans created or continued as a result of such election would be less than $5,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.

          (e) If any Committed Loan is converted to a different type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.

         SECTION 2.15. Withholding Tax Exemption. At least five Domestic Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Administrative Agent (i) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or, in either case, a successor form), certifying in either case that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes and (ii) if such Bank is subject to backup withholding on the payment of interest, notification to such effect. Each Bank which so delivers a Form W-8BEN or W-8ECI (or, in either case, a successor form) further undertakes to deliver to the Borrower and the Administrative Agent two additional copies of such form on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank promptly advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         SECTION 2.16. Regulation D Compensation. (a) So long as Regulation D shall require reserves to be maintained against "Eurocurrency liabilities" (or against any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents), each Bank subject to and actually incurring such reserve requirement may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum (the "Regulation D Rate") determined pursuant to the following formula:

                              [  LIBOR  ]
                  RDR  =      [---------]  -  LIBOR
                              [ 1 - ERR ]

RDR  =    Regulation D Rate
LIBOR  =    The applicable London Interbank Offered Rate
ERR  =    Eurocurrency Reserve Ratio

         "Eurocurrency Reserve Ratio" means the applicable reserve ratio prescribed by Regulation D (as such Regulation shall have been amended to the first day of the related Interest Period) for such reserve requirements (expressed as a decimal).

         Notwithstanding anything contained herein to the contrary, the Regulation D Rate shall be adjusted automatically on and as of the effective date of any change in such reserve ratio.

          (b)   Any Bank wishing to require payment of such additional interest:

               (i) shall so notify the Borrower, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable on any date interest is payable with respect to each Euro-Dollar Loan commencing after the giving of such notice and

         (ii) shall notify the Borrower from time to time of the amount due it under this Section;

provided that the Borrower shall not be required to make any payment of an amount due hereunder earlier than the fifth Euro-Dollar Business Day after receipt of the notice referred to in clause (ii) of this Section.

         SECTION 2.17. Replacement of this Agreement. If the Borrower wishes at any time to replace this Agreement with another credit facility, the Borrower may give prior notice of the termination of the Commitments hereunder as required by Section 2.09 and prior notice of the prepayment of any Loans outstanding hereunder as required by Section 2.10, in each case on a conditional basis (i.e., conditioned upon such other credit facility becoming available to the Borrower), provided that the Borrower gives definitive notice of such termination of the Commitments and prepayment of outstanding Loans (if any) to the Administrative Agent before 10:00 A.M. (New York City time) on the date of such termination and prepayment (if any) and complies with the applicable requirements of Sections 2.09 and 2.10 in all other respects.

         SECTION 2.18. Optional Increase in Commitments. (a) At any time prior to the Termination Date, if no Default shall have occurred and be continuing, the Borrower may, upon notice to the Administrative Agent (which shall promptly provide a copy of such notice to the Banks), propose to increase the aggregate amount of the Commitments by an amount not greater than $125,000,000 (the amount of any such increase, the "Increased Commitments"). Each Bank party to this Agreement at such time shall have the right (but no obligation), for a period of 30 days following receipt of such notice to elect by notice to the Borrower and the Administrative Agent to increase its Commitment by a principal amount which bears the same ratio to the Increased Commitments as its then Commitment bears to the aggregate Commitments then existing. Any Bank not responding within 30 days of receipt of such notice shall be deemed to have declined to increase its Commitment.

          (b) If any Bank party to this Agreement shall not elect to increase its Commitment pursuant to subsection (a) of this Section, the Borrower may, within 21 days of the Banks' response, designate one or more of the existing Banks or other financial institutions acceptable to the Administrative Agent and the Borrower (which consent of the Administrative Agent shall not be unreasonably withheld) which at the time agree to (i) in the case of any such Person that is an existing Bank, increase its Commitment and (ii) in the case of any other such Person (an "Additional Bank"), become a party to this Agreement. The sum of the increases in the Commitments of the existing Banks pursuant to this subsection (b) plus the Commitments of the Additional Banks shall not in the aggregate exceed the unsubscribed amount of the Increased Commitments.

          (c) An increase in the aggregate amount of the Commitments pursuant to this Section 2.18 shall become effective upon the receipt by the Administrative Agent of (i) an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower, by each Additional Bank and by each other Bank whose Commitment is to be increased, setting forth the new Commitments of such Banks and setting forth the agreement of each Additional Bank to become a party to this Agreement and to be bound by all the terms and provisions hereof and (ii) such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Increased Commitments and such opinions of counsel for the Borrower with respect to the Increased Commitments as the Administrative Agent may reasonably request.

          (d) Upon any increase in the aggregate amount of the Commitments pursuant to this Section 2.18, within five Domestic Business Days, in the case of any Group of Base Rate Loans then outstanding, and at the end of the then current Interest Period with respect thereto, in the case of any Group of CD Loans or Euro-Dollar Loans then outstanding, the Borrower shall prepay such Group in its entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Article 3, the Borrower shall reborrow Committed Loans from the Banks in proportion to their respective Commitments after giving effect to such increase, until such time as all outstanding Committed Loans are held by the Banks in such proportion.



                                    ARTICLE 3
                                   CONDITIONS

         SECTION 3.01. Effectiveness. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

          (a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to the Agents of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Administrative Agent for the account of each Bank of one executed Note dated on or before the Effective Date complying with the provisions of Section 2.05;

          (c) receipt by the Administrative Agent of an opinion of Cahill Gordon & Reindel, special counsel for the Borrower, covering the matters described in Exhibit E;

          (d) receipt by the Administrative Agent of an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit F hereto;

          (e) receipt by the Administrative Agent of a certificate signed by the Chairman, the President, any Vice President, the Treasurer (or such Treasurer's designee) or any Assistant Treasurer of the Borrower, dated the Effective Date, to the effect set forth in clauses (c) and (d) of Section 3.02;

          (f) receipt by the Administrative Agent of a copy of the Borrower's certificate of incorporation, certified by the Secretary of State of Delaware;

          (g) receipt by the Administrative Agent of a certificate on behalf of the Borrower signed by the Secretary or an Assistant Secretary of the Borrower or such other authorized officer of the Borrower satisfactory to the Administrative Agent certifying

               (i) that the Borrower's certificate of incorporation has not been amended since the date of the certificate referred to in clause (f) above,

               (ii) that no proceeding for the dissolution or liquidation of the Borrower exists,

               (iii) that the copy of the By-laws of the Borrower attached to the certificate is true, correct and complete,

               (iv) that the copies of the resolutions of the Borrower's Board of Directors attached to the certificate are true and correct and in full force and effect, and

               (v) as to the incumbency of each officer of the Borrower who signed this Agreement and the Notes on behalf of the Borrower;

          (h) receipt by the Administrative Agent of evidence satisfactory to it of

               (i) the repayment in full, not later than the Effective Date, of all loans (if any) under the Existing Credit Agreement, together with interest accrued thereon to the Effective Date, and

               (ii) the receipt by The Chase Manhattan Bank, as administrative agent under the Existing Credit Agreement, of all accrued and unpaid fees and all other amounts then due and payable by the Borrower under the Existing Credit Agreement;

          (i) the fact that all fees payable on or before the Effective Date by the Borrower for the account of the Banks and their affiliates in connection with this Agreement have been paid in full on or before such date in the amounts previously agreed upon in writing; and

          (j) receipt by the Administrative Agent of all other documents that the Agents may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Notes and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

provided that (i) the obligations of the Borrower set forth in Section 2.08 and clauses (a) and (b) of Section 5.01, and the obligations of the Bank Parties set forth in Section 9.10, shall become effective on the date on which the condition referred to in Section 3.01(a) has been satisfied, and (ii) the other provisions of this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than July 19, 2000. The Administrative Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

          (b) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

          (c) immediately after such Borrowing, no Default shall have occurred and be continuing; and

          (d) the fact that the representations and warranties of the Borrower contained in this Agreement (except the representations and warranties set forth in Sections 4.04(c) as to any material adverse change which has theretofore been disclosed in writing by the Borrower to the Banks) shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(b), (c) and (d) of this Section, and each Notice of Borrowing shall be deemed to be a confirmation by the Borrower to such effect.



                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

         SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than routine informational filings) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or result in or permit the termination or modification of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries.

         SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

         SECTION 4.04.  Financial Information.

          (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1999 and the related statements of income and cash flows for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 2000 and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the consolidated financial statements referred to in subsection
(a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

          (c) Since March 31, 2000 there has been no change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, which could materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement or any Note or which in any manner draws into question the validity or enforceability of this Agreement or any Note.

         SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Restricted Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement or any Note or which in any manner draws into question the validity of this Agreement or the Notes.

         SECTION 4.06. Compliance with ERISA. After it has become a member of the ERISA Group, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal
Revenue Code with respect to each Plan and is in compliance in all material respects with the currently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. After it has become a member of the ERISA Group, no member of the ERISA Group has:

               (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan,

               (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code, or

               (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA and aggregate withdrawal liabilities not in excess of $5,000,000 at any one time outstanding.

         SECTION 4.07. Environmental Matters. In the ordinary course of its business, the Borrower conducts reviews of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Restricted Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs. On the basis of this review, the Borrower has reasonably concluded that Environmental Laws are unlikely to have an effect on the business, financial condition or results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole during the term of the Agreement, which could materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement or any Note.

         SECTION 4.08. Subsidiaries. Each corporate Restricted Subsidiary of the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.09. Not an Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.10. Disclosure. None of the material furnished to the Agents and the Banks by or on behalf of the Borrower in connection herewith contains, or contained at the time so furnished, any untrue statement of a material fact or omits, or omitted at the time so furnished, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    ARTICLE 5
                                    COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

         SECTION 5.01. Information. The Borrower will deliver to the Administrative Agent (and, in the case of a certificate delivered pursuant to clause (e) below, to each Bank):

         (a) as promptly as practicable and in any event within 113 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in accordance with generally accepted accounting principles by PricewaterhouseCoopers LLP or other independent public accountants of nationally recognized standing;

         (b) as promptly as practicable and in any event within 53 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and comparative financial information as of the end of the previous fiscal year, the related consolidated statement of income for such quarter and the related consolidated statements of income and cash flows for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the principal financial officer or the principal accounting officer of the Borrower or a person designated in writing by either of the foregoing persons. If such financial statements are filed with the SEC, then they shall be reported on in conformity with the financial reporting requirements of the SEC;

         (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the principal financial officer, principal accounting officer, treasurer or comptroller of the Borrower, or a person designated in writing by either of the foregoing persons

               (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with any applicable requirements of Sections 5.05 and 5.06;

               (ii) stating whether the Borrower was in compliance with the requirements of Sections 5.02 and 5.03; and

               (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements whether anything has come to their attention to cause them to believe that the Borrower was not in compliance with Sections 5.05 and 5.06, insofar as they relate to accounting matters, on the date of such statements;

          (e) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the principal financial officer or the principal accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the public shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the SEC;

          (h) if and when any member of the ERISA Group (after it has become a member of the ERISA Group):

               (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;

               (ii) receives notice of complete or partial withdrawal liability in excess of $5,000,000, under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice;

               (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, a copy of such notice;

               (iv) applies for a waiver of the minimum funding standard under
          Section 412 of the Internal Revenue Code, a copy of such application;

               (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC;

               (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or

               (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the principal financial officer, principal accounting officer, treasurer or comptroller of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

          (i) promptly after the Borrower is notified by any rating agency referred to in the Pricing Schedule of any actual change in any rating referred to in the Pricing Schedule, written notice of such change; and

          (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

The Administrative Agent will deliver a copy of each document it receives pursuant to this Section 5.01 to each Bank within four Domestic Business Days after receipt thereof.

         Information required to be delivered pursuant to clauses 5.01(a), 5.01(b), 5.01(f) or 5.01(g) above shall be deemed to have been delivered on the date on which the Borrower provides notice to the Banks that such information has been posted on the Borrower's website on the Internet at www.praxair.com, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Banks without charge; provided that such notice may be included in a certificate delivered pursuant to clause 5.01(c).

         SECTION 5.02. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each of its Subsidiaries to keep, all property useful and necessary in its respective business in good working order and condition, ordinary wear and tear excepted.

          (b) The Borrower will maintain, and will cause each of its Subsidiaries to maintain, insurance policies on its assets at coverage levels that are at least as high as the coverage levels that are usually insured against in the same general area by companies of established repute engaged in the same or a similar business as the Borrower or such Subsidiary, as the case may be; and, upon request of the Administrative Agent, will promptly furnish to the Administrative Agent for distribution to the Banks information presented in reasonable detail as to the insurance so carried.

         SECTION 5.03. Negative Pledge. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, assume or suffer to exist any Lien securing Debt on any asset now owned or hereafter acquired by it, except:

          (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $75,000,000;

          (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Restricted Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (d) any Lien on any improvements constructed on any property of the Borrower or any such Restricted Subsidiary and any theretofore unimproved real property on which such improvements are located securing Debt incurred for the purpose of financing all or any part of the cost of constructing such improvements, provided that such Lien attaches to such improvements within 90 days after the later of (1) completion of construction of such improvements and
(2) commencement of full operation of such improvements;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Restricted Subsidiary and not created in contemplation of such acquisition;

          (f) Liens on property of the Borrower or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or any other government or department, agency, instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens;

          (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets; and

          (h) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed $400,000,000.

         SECTION 5.04. Consolidations, Mergers and Sales of Assets. The Borrower will not merge or consolidate with or into any other Person or sell, lease, transfer or otherwise dispose of all or substantially all of its assets, property or business in any single transaction or series of related transactions, unless

               (i) in the case of any such merger or consolidation, the Borrower shall be the continuing corporation, or, in the case of any such sale, lease, transfer or other disposition, the transferee or transferees shall be one or more Wholly-Owned Consolidated Subsidiaries of the Borrower organized and existing under the laws of the United States of America or any State thereof which shall expressly assume, in the case of any such Wholly-Owned Consolidated Subsidiary, the due and punctual performance and observance of all of the covenants and agreements of the Borrower contained in this Agreement and the Notes, and

               (ii) immediately after giving effect to such merger or consolidation, or such sale, lease, transfer or other disposition, no Default shall have occurred and be continuing.

         SECTION 5.05. Minimum Consolidated Book Net Worth. Consolidated Book Net Worth will not at any time be less than the sum of

          (a)   $1,700,000,000,

          (b) 50% of Consolidated Net Income (calculated before giving effect to any charges referred to in the definition of Consolidated Book Net Worth) for each fiscal quarter beginning after March 31, 2000 for which such Consolidated Net Income (as so calculated) is positive, and

         (c) 50% of the proceeds from the sale on or subsequent to March 31, 2000 of capital stock of the Borrower or any of its Subsidiaries; provided that the proceeds from capital stock issued pursuant to any employee benefit plan, stock option plan or dividend reinvestment plan shall not be included in any determination under this Section 5.05.

         SECTION 5.06. Leverage Ratio. The Leverage Ratio will not exceed at any time 1.9:1.

         SECTION 5.07. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, in violation of any applicable law or regulation, and no use of such proceeds for general corporate purposes will include any use thereof, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.


                                    ARTICLE 6
                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events (each, an "Event of Default") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay when due any principal of any Loan;

         (b) the Borrower shall fail to pay within five Domestic Business Days of the due date thereof any interest on any Loan, any fees or any other amount payable hereunder;

         (c) the Borrower shall fail to observe or perform any covenant contained in Sections 5.03 through 5.07, inclusive;

          (d) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a), (b) or (c) above) for 20 days after written notice thereof has been given to the Borrower;

          (e) any representation, warranty, certification or statement made (or deemed made) by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any materially adverse respect when made (or deemed made);

          (f) the Borrower or any Subsidiary of the Borrower shall fail to make any payment in respect of any Debt having an aggregate principal amount outstanding at such time equal to or exceeding $100,000,000 (other than the Notes) when due or within any applicable grace period;

          (g) any event or condition shall occur which results in the acceleration of the maturity of any Debt having an aggregate principal amount outstanding at such time equal to or exceeding $100,000,000 of the Borrower or any Subsidiary of the Borrower or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof or terminate its commitment in respect thereof;

          (h)   the Borrower or any Subsidiary of the Borrower shall:

               (i) commence a voluntary case or other proceeding seeking (1) liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or (2) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property;

               (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it;

               (iii) make a general assignment for the benefit of creditors;

               (iv) except for trade payables, fail generally to pay its debts as they become due; or

               (v) take any corporate action to authorize any of the foregoing;

provided that no event otherwise constituting an Event of Default under this clause (h) shall be an Event of Default if the total assets of all entities with respect to which events have occurred and are continuing (calculated in each case at the time such event occurred) which would otherwise have constituted Events of Default under this clause (h) or clause (i) below do not exceed $150,000,000 on a cumulative basis;

          (i) (i) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary of the Borrower seeking (1) liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or (2) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

               (ii) an order for relief shall be entered against the Borrower or any Subsidiary of the Borrower under the federal bankruptcy laws as now or hereafter in effect;

provided that no event otherwise constituting an Event of Default under this clause (i) shall be an Event of Default if the total assets of all entities with respect to which events have occurred and are continuing (calculated in each case at the time such event occurred) which would otherwise have constituted Events of Default under this clause (i) or clause (h) above do not exceed $150,000,000 on a cumulative basis;

          (j) (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $25,000,000 which it shall have become liable to pay under Title IV of ERISA;

               (ii) notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing;

               (iii) the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan;

               (iv) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or

           (v) there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $25,000,000;

          (k) a judgment or order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower or any Subsidiary and shall remain unsatisfied for a period of ten consecutive days during which ten-day period execution shall not be effectively stayed; or

          (l) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 30% or more of the outstanding shares of common stock of the Borrower; or Continuing Directors shall cease to constitute a majority of the board of directors of the Borrower;

then, and in every such event, the Administrative Agent shall:

               (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate, and

               (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower, declare the Notes (together with accrued interest thereon) to be, and the Notes (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

provided that in the case of any of the Events of Default specified in clause
(h) or (i) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. Notice of Default. The Administrative Agent shall give notice under Section 6.01(d) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                    ARTICLE 7
                                     AGENTS

         SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. Agents and Affiliates. The Chase Manhattan Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and The Chase Manhattan Bank and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder.

         SECTION 7.03. Action by Administrative Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. Consultation with Experts. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. Liability of Administrative Agent. Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks (or such different number of Banks as any provision hereof expressly requires for such consent or request) or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. The Co-Syndication Agents have no responsibilities, and shall have no liability, under this Agreement or the Notes in their capacities as Co-Syndication Agents.

         SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

         SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

         SECTION 7.08. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor to such Administrative Agent which shall be a Bank. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a Bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as an Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

          (b) If at any time the Administrative Agent shall have assigned its rights and obligations in respect of all of its Commitment hereunder, the Administrative Agent shall resign as the Administrative Agent in accordance with the procedures set forth in subsection (a) of this Section 7.08.



                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Loan (other than a Money Market Absolute Rate Loan):

          (a) the Reference Banks notify (stating the reason therefor) the Administrative Agent that deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments notify (stating the reason therefor) the Administrative Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Reference Rate for such day.

         SECTION 8.02. Illegality. (a) If, after the date of this Agreement, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall promptly so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended.

          (b) Before giving any such notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or
(ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Euro- Dollar Loans of the other Banks.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If, after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Note to the extent evidencing Fixed Rate Loans or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note to the extent evidencing Fixed Rate Loans or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall notify (stating the reason therefor) the Borrower that, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (including any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less), has the effect of reducing the rate of return on capital of such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder, accompanied by a computation thereof in reasonable detail, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d)   If any Bank has demanded compensation under this Section, the
Borrower:

               (i) shall have the right, with the assistance of the Administrative Agent and upon notification to such Bank, to require such Bank to transfer, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto, its Note and Commitment to a substitute bank or banks satisfactory to the Borrower and the Administrative Agent (which may be one or more of the Banks) or

               (ii) may elect to terminate this Agreement as to such Bank, and in connection therewith to prepay any Base Rate Loan made pursuant to
          Section 8.04, provided that the Borrower (1) notifies the Administrative Agent (which will forthwith notify such Bank) of such election at least three Euro-Dollar Business Days before any date fixed for such a prepayment, and (2) either (x) repays all of such Bank's outstanding Loans at the end of the respective Interest Periods applicable thereto or as otherwise required by Section 8.02 or (y) subject to Section 2.12, prepays all of such Bank's outstanding Loans (other than Money Market Loans). Upon receipt by the Administrative Agent of such notice, the Commitment of such Bank shall terminate.

         SECTION 8.04. Base Rate Loans Substituted for Affected Fixed Rate Loans. Subject to Sections 2.10 and 2.12, if (i) the obligation of any Bank to make, or to continue to convert outstanding Loans as or to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as (as continued or as converted to) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

          (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.



                                    ARTICLE 9
                                  MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests, instructions and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address, facsimile number or telex number (if any) set forth on the signature pages hereof, (y) in the case of any Bank, at its address, facsimile number or telex number (if any) set forth in its Administrative Questionnaire or (z) in the case of any party hereto, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

         SECTION 9.02. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agents, including reasonable fees and disbursements of one special counsel (Davis Polk & Wardwell) for the Agents, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agents or any Bank, including reasonable fees and disbursements of counsel (including the cost of staff counsel when used in lieu of separate special counsel), in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

          (b) The Borrower shall indemnify each Bank and its directors, officers and employees for, and hold each Bank and its directors, officers and employees harmless from and against (i) any and all damages, losses and other liabilities of any kind, including, without limitation, judgments and costs of settlement, and (ii) any and all out-of-pocket costs and expenses of any kind, including, without limitation, reasonable fees and disbursements of counsel, including the cost of staff counsel where used in lieu of separate special counsel, and any other costs of defense, including, without limitation, costs of discovery and investigation, for such Bank and its officers and directors (all of which shall be paid or reimbursed by the Borrower monthly), suffered or incurred in connection with any investigative, administrative or judicial proceeding (whether or not such Bank shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that such Bank and its directors, officers and employees shall have no right to be indemnified or held harmless hereunder for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The Borrower shall indemnify and hold harmless each Agent, in its capacity as an Agent hereunder, to the same extent that the Borrower indemnifies and holds harmless each Bank pursuant to this Section.

         SECTION 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise (other than pursuant to Section 8.03(d)(ii)), receive payment of a proportion of the aggregate amount of principal and interest then due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest then due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that if at any time thereafter, the Bank that originally received such payment is required to repay (whether to the Borrower or to any other Person) all or any portion of such payment, each other Bank shall promptly (and in any event within five Domestic Business Days of its receipt of notification from such Bank requiring such repayment) repay to such Bank the portion of such payment previously received by it under this
Section 9.04, together with such amount (if any) as is equal to the appropriate portion of any interest (in respect of the period during which such other Bank held such amount) such Bank shall have been obligated to pay when repaying such amount as aforesaid, in exchange for such participation in the Note of such other Bank as was previously purchased by such Bank. Nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes.

         SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent). Notwithstanding the foregoing, no such amendment or waiver shall,

          (a)   unless signed by all the Banks,

               (i) increase the Commitment of any Bank or subject any Bank to any additional obligation,

               (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder,

               (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment,

               (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement,

               (v) amend or waive the provisions of this Section 9.05; or

          (b) unless signed by a Designated Lender or its Designating Bank, (i) subject such Designated Lender to any additional obligation, (ii) affect its rights hereunder (unless the rights of all the Banks hereunder are similarly affected) or (iii) change this clause 9.05(b).

The exercise by the Borrower of its right to decrease the Commitments pursuant to Section 2.09 or to decrease the Commitment of a Bank pursuant to Section 8.03(d) shall not be deemed to require the consent of any party to this Agreement. The exercise by the Borrower of its option to increase the aggregate amount of the Commitments pursuant to Section 2.18 shall not require the consent of any Person except for the consent of such Persons required by Section 2.18.

         SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agents, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and such Bank's Note. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder and under the Notes including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i) (only to the extent such modification, amendment or waiver would decrease the Commitment of such Bank), (ii) or (iii) of Section 9.05 or to any modification, amendment or waiver that would have the effect of increasing the amount of a Participant's participation in such Bank's Commitment, in any such case without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest, subject to subsection (f) below. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

         (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with the subscribed consent of the Borrower, not to be unreasonably withheld, in consultation with the Administrative Agent and with the subscribed acknowledgment of the Administrative Agent; provided that if an Assignee is (i) any Person which controls, is controlled by, or is under common control with, or is otherwise substantially affiliated with such transferor Bank or (ii) another Bank, no such consent shall be required; and provided further that any assignment shall not be less than $5,000,000, or, if less, shall constitute an assignment of all of such Bank's rights and obligations under this Agreement and the Notes. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee and the transferor Bank and the original Note is canceled, and the Administrative Agent shall notify the other Agents of such assignment. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee of $3,500 for processing such assignment. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) The Administrative Agent and the Borrower may, for all purposes of this Agreement, treat any Bank as the holder of any Note drawn to its order (and owner of the Loans evidenced thereby) until written notice of assignment or other transfer shall have been received by them.

          (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (g) If any Reference Bank assigns its Note to an unaffiliated institution, the Administrative Agent shall, with the consent of the Borrower and the Required Banks, appoint another Bank to act as a Reference Bank hereunder.

         SECTION 9.07. Designated Lenders. (a) Subject to the provisions of this subsection (a), any Bank may at any time designate an Eligible Designee to provide all or a portion of the Loans to be made by such Bank pursuant to this Agreement; provided that such designation shall not be effective unless the Borrower and the Administrative Agent consent thereto in writing (which consents shall not be unreasonably withheld). When a Bank and its Eligible Designee shall have signed an agreement substantially in the form of Exhibit H hereto (a "Designation Agreement") and the Borrower and the Administrative Agent shall have signed their respective consents thereto, such Eligible Designee shall become a Designated Lender for purposes of this Agreement. The Designating Bank shall thereafter have the right to permit such Designated Lender to provide all or a portion of the Loans to be made by such Designating Bank pursuant to
Section 2.01 or 2.03, and the making of such Loans or portion thereof shall satisfy the obligation of the Designating Bank to the same extent, and as if, such Loans or portion thereof were made by the Designating Bank. As to any Loans or portion thereof made by it, each Designated Lender shall have all the rights that a Bank making such Loans or portion thereof would have had under this Agreement and otherwise; provided that (x) its voting rights under this Agreement shall be exercised solely by its Designating Bank and (y) its Designating Bank shall remain solely responsible to the other parties hereto for the performance of such Designated Lender's obligations under this Agreement, including its obligations in respect of the Loans or portion thereof made by it. No additional Note shall be required to evidence the Loans or portion thereof made by a Designated Lender; and the Designating Bank shall be deemed to hold its Note as agent for its Designated Lender to the extent of the Loans or portion thereof funded by such Designated Lender. Each Designating Bank shall act as administrative agent for its Designated Lender and give and receive notices and other communications on its behalf. Any payments for the account of any Designated Lender shall be paid to its Designating Bank as administrative agent for such Designated Lender and neither the Borrower nor the Administrative Agent shall be responsible for any Designating Bank's application of such payments. In addition, any Designated Lender may, with notice to (but without the prior written consent of) the Borrower and the Administrative Agent, (i) assign all or portions of its interest in any Loans to its Designating Bank or to any financial institutions consented to in writing by the Borrower and the Administrative Agent that provide liquidity and/or credit facilities to or for the account of such Designated Lender to support the funding of Loans or portions thereof made by it and (ii) disclose on a confidential basis any non-public information relating to its Loans or portions thereof to any rating agency, commercial paper dealer or provider of any guarantee, surety, credit or liquidity enhancement to such Designated Lender.

          (b) Each party to this Agreement agrees that it will not institute against, or join any other person in instituting against, any Designated Lender any bankruptcy, insolvency, reorganization or other similar proceeding under any federal or state bankruptcy or similar law, for one year and a day after all outstanding senior indebtedness of such Designated Lender is paid in full. The Designating Bank for each Designated Lender agrees to indemnify, save, and hold harmless each other party hereto for any loss, cost, damage and expense arising out of its inability to institute any such proceeding against such Designated Lender. This subsection (b) shall survive the termination of this Agreement.

         SECTION 9.08. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE BORROWER, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9.09. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and the writings referred to in Section 3.01(i) constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         SECTION 9.10. Confidentiality. In addition to any confidentiality requirements under applicable law, each of the Agents and Banks (each a "Bank Party" and, collectively, the "Bank Parties") agrees that through and including the later of (x) the Termination Date and (y) a date three years from the relevant Bank Party's receipt of the relevant information, it will take normal and reasonable precautions so that

               (i) all information provided to it by the Borrower, any Person on behalf of the Borrower, or by any other Bank Party on behalf of the Borrower, in connection with this Agreement or the transactions contemplated hereby will be held and treated by such Bank Party and its respective directors, affiliates, officers, agents and employees in confidence and

               (ii) neither it nor any of its respective directors, affiliates, officers, agents or employees shall, without the prior written consent of the Borrower, use any such information for any purpose or in any manner other than pursuant to the terms of and for the purposes contemplated by this Agreement.

Notwithstanding the immediately preceding sentence, any Bank Party may disclose any such information or portions thereof

         (a) that is or becomes publicly available other than through a breach by such Bank Party of its obligations hereunder;

         (b) that is also provided to such Bank Party by a Person other than the Borrower not in violation, to the actual knowledge of such Bank Party, of any duty of confidentiality;

         (c) at the request of any bank regulatory authority or examiner;

         (d) pursuant to subpoena or other court process;

         (e) when required by applicable law;

         (f) at the written request or the express direction of any other authorized government agency;

         (g) to its independent auditors, counsel and other professional advisors in connection with their provision of professional services to such Bank Party;

         (h) to any (i) Participant or (ii) prospective Participant or prospective Bank, if such Participant, prospective Participant or prospective Bank (which prospective Bank is promptly identified to the Borrower), prior to any such disclosure, agrees in writing to keep such information confidential to the same extent required of the Bank Parties hereunder; or

         (i) to any affiliate of such Bank Party, solely to enable such affiliate to assess the creditworthiness of the Borrower in connection with any transaction between such affiliate and the Borrower or any of its Subsidiaries;

provided that any Bank Party's failure to comply with the provisions of this
Section 9.10 shall not affect the obligations of the Borrower hereunder.

         SECTION 9.11. Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         SECTION 9.12. Termination of Existing Credit Agreement. The Borrower and each of the Banks that is also a party to the Existing Credit Agreement agree that the "Commitments" as defined in the Existing Credit Agreement shall terminate in their entirety on the Effective Date. Each such Bank waives (a) any requirement of notice of such termination pursuant to Section 2.09 of the Existing Credit Agreement and (b) any claim to any commitment fees or other fees under the Existing Credit Agreement for any day on or after the Effective Date. The Borrower agrees that (i) no loans will be outstanding under the Existing Credit Agreement on or at any time after the Effective Date and (ii) all accrued and unpaid commitment fees, facility fees and other amounts due and payable under the Existing Credit Agreement on or before the Effective Date will be paid on or before the Effective Date.

         SECTION 9.13. Collateral. Each of the Banks represents to the Agents and each of the other Banks that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                            PRAXAIR, INC.


                            By: /s/ James S. Sawyer
                                ------------------------------------------------
                               Title: Vice President, Treasurer and Interim
                               Chief Financial Officer
                               39 Old Ridgebury Road
                               Danbury, CT  06810-5113
                               Telecopy number: (203) 837-2480
                               Attention: Treasurer's Group




                            THE CHASE MANHATTAN BANK, as
                            Administrative Agent


                            By: /s/ Stacey L. Haimes
                                ------------------------------------------------
                               Title: Vice President
                               270 Park Avenue
                               New York, NY 10017
                               Attention: Stacey Haimes
                               Telecopy number: (212) 270-7939

Commitments

$29,166,666.68              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                            By: /s/ Dennis Wilczek
                               ------------------------------------------------
                                  Title: Associate

$29,166,666.67              BANK OF AMERICA, N.A.


                            By: /s/ Wendy J. Gorman
                               ------------------------------------------------
                                 Title: Vice President



$29,166,666.67              CREDIT SUISSE FIRST BOSTON


                            By: /s/ William S. Lutkins
                               ------------------------------------------------
                                 Title: Vice President


                            By: /s/ Vitaly G. Butenko
                               ------------------------------------------------
                                 Title: Assistant Vice President



$29,166,666.67              THE CHASE MANHATTAN BANK


                            By: /s/ Stacey L. Haimes
                               ------------------------------------------------
                                 Title: Vice President



$20,000,000                 ABN-AMRO BANK NV


                            By: /s/ David Mandell
                               ------------------------------------------------
                                 Title: Senior Vice President

                            By: /s/ Patricia Christy
                               ------------------------------------------------
                                 Title: Assistant Vice President

$20,000,000                 BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY


                            By: /s/ Pamela Donnelly
                               ------------------------------------------------
                                 Title: Vice President



$20,000,000                 BAYERISCHE HYPO-UND VEREINSBANK
                                AG, NEW YORK BRANCH


                            By: /s/ Steven Atwell
                               ------------------------------------------------
                                  Title: Director

                            By: /s/ Alexander M. Blodi
                               ------------------------------------------------
                                  Title: Director



$20,000,000                 CITIBANK, N.A.


                            By: /s/ James N. Simpson
                               ------------------------------------------------
                                  Title: Managing Director



$20,000,000                 COMMERZBANK AG, NEW YORK AND
                                GRAND CAYMAN BRANCHES


                            By: /s/ Robert J. Donohue
                               ------------------------------------------------
                                 Title: Senior Vice President


                            By: /s/ Peter T. Doyle
                               ------------------------------------------------
                                 Title: Assistant Vice President

$20,000,000                 CREDIT AGRICOLE INDOSUEZ


                            By: /s/ Sarah McClintock
                               ------------------------------------------------
                                 Title: Vice President


                            By: /s/ John McCloskey
                               ------------------------------------------------
                                 Title: First Vice President



$20,000,000                 DEUTSCHE BANK AG, NEW YORK BRANCH
                                AND/OR CAYMAN ISLANDS BRANCH


                            By: /s/ Jean M. Hannigan
                               ------------------------------------------------
                                 Title: Vice President


                            By: /s/ Annette Walter
                               ------------------------------------------------
                                 Title: Associate



$20,000,000                 FLEET NATIONAL BANK


                            By: /s/ Irene Bertozzi Bartenstein
                               ------------------------------------------------
                                 Title: Vice President



$20,000,000                 ROYAL BANK OF CANADA


                            By: /s/ Gordon C. MacArthur
                               ------------------------------------------------
                                 Title: Senior Manager

$20,000,000                 THE SANWA BANK, LIMITED


                            By: /s/ Masahito Okubo
                               ------------------------------------------------
                                 Title: Vice President



$20,000,000                 THE INDUSTRIAL BANK OF JAPAN, LTD.


                            By: /s/ John Dippo
                               ------------------------------------------------
                                 Title: Senior Vice President



$20,000,000                 WESTDEUTSCHE LANDESBANK
                                GIROZENTRALE


                            By:/s/ Cynthia M. Niesen
                               ------------------------------------------------
                                 Title: Managing Director

                            By:/s/ Walter T. Duffy III
                               ------------------------------------------------
                                 Title: Associate Director



$13,333,333.33              BANCA COMMERCIALE ITALIANA, NEW
                                YORK BRANCH


                            By: /s/ Frank Maffei
                               ------------------------------------------------
                                  Title: Authorized Signature


                            By: /s/ Joseph Carlani
                               ------------------------------------------------
                                 Title: Vice President

$13,333,333.33              BANCA NAZIONALE DEL LAVORO S.P.A.,
                                NEW YORK BRANCH


                            By: /s/ Frederic W. Hall
                               ------------------------------------------------
                                 Title: Vice President


                            By: /s/ Leonardo Valentini
                               ------------------------------------------------
                                 Title: First Vice President



$13,333,333.33              CREDIT LYONNAIS NEW YORK BRANCH


                            By: /s/ Stephen M. Poppel
                               ------------------------------------------------
                                 Title: First Vice President



$13,333,333.33              MELLON BANK N.A.


                            By: /s/ Charles E. Frankenberry
                               ------------------------------------------------
                                 Title: Lending Officer



$13,333,333.33              THE BANK OF NEW YORK


                            By: /s/ Eliza S. Adams
                               ------------------------------------------------
                                 Title: Vice President

$13,333,333.33              THE SUMITOMO BANK, LIMITED


                            By: /s/ Edward D. Henderson, Jr.
                               ------------------------------------------------
                                 Title: Senior Vice President



$13,333,333.33              TORONTO DOMINION (TEXAS), INC.


                            By: /s/ Sheila M. Conley
                               ------------------------------------------------
                                 Title: Vice President



$10,000,000                 BANCA DI ROMA, NEW YORK BRANCH


                            By: /s/ Alessandro Paoli
                               ------------------------------------------------
                                 Title: Assistant Treasurer

                            By: /s/ Steven Paley
                               ------------------------------------------------
                                 Title: First Vice President



$10,000,000                 BANCO BILBAO VIZCAYA ARGENTARIA
                              S.A.


                            By: /s/ John Martini
                               ------------------------------------------------
                                 Title: Vice President Corporate Banking

                            By: /s/ Alberto Conde
                               ------------------------------------------------
                                 Title: Vice President Corporate Banking

$10,000,000                 BANCO SANTANDER CENTRALE HISPANO,
                                S.A. NEW YORK BRANCH


                            By: /s/ Javier Guibert
                               ------------------------------------------------
                                 Title: Vice President

                            By: /s/ Rebecca Rains
                               ------------------------------------------------
                                 Title: Assistant Vice President



$10,000,000                 BNP PARIBAS


                            By: /s/ Sophie Revillard Kaufman
                               ------------------------------------------------
                                 Title: Vice President

                            By: /s/ Richard Pace
                               ------------------------------------------------
                                  Title: Vice President
                                            Corporate Banking Division



$10,000,000                 STANDARD CHARTERED BANK


                            By: /s/ Peter G. R. Dodds
                               ------------------------------------------------
                                 Title: Senior Credit Officer Coin 98/62

                            By: /s/ Shafiq Ur Rahman
                               ------------------------------------------------
                                 Title: Senior Vice President




------------------
TOTAL COMMITMENTS:


$500,000,000
==============

                                PRICING SCHEDULE

         The "CD Margin", "Euro-Dollar Margin", and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row and column corresponding to the Status and Utilization that exist on such day; provided that for any day on or after the Termination Date, the CD Margin and the Euro-Dollar Margin are the percentage specified in (i) plus 0.125%.


                                            Level I    Level II   Level III    Level IV     Level V    Level VI
Euro-Dollar Margin if Utilization
is equal to or less than 33%                 .14%        .27%        .40%        .50%         .825%      1.25%

Euro-Dollar Margin If Utilization
exceeds 33%                                  .19%        .37%        .525%       .625%        .95%       1.25%

CD Margin If Utilization is equal
to or less than 33%                          .265%       .395%       .52%        .625%        .95%       1.375%

CD Margin If Utilization exceeds 33%         .315%       .495%       .645%       .745%       1.05%       1.375%

Facility Fee Rate                            .06%        .08%        .10%        .125%        .175%       .25%

         For purposes of this Schedule, the following terms have the following meanings:

         "Level I Status" exists at any date if, at such date, (i) the Borrower's long- term debt is rated at least A by S&P and at least A3 by Moody's or (ii) the Borrower's long-term debt is rated at least A- by S&P and at least A2 by Moody's.

         "Level II Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated (x) at least A- by S&P and at least Baa1 by Moody's or (y) at least BBB+ by S&P and at least A3 by Moody's and (ii) Level I Status does not exist.

         "Level III Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated (x) at least BBB+ by S&P and at least Baa2 by Moody's or (y) at least BBB by S&P and at least Baa1 by Moody's and (ii) neither Level I Status nor Level II Status exists.

         "Level IV Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) none of Level I Status, Level II Status and Level III Status exists.

         "Level V Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) none of Level I Status, Level II Status, Level III and Level IV Status exists.

         "Level VI Status" exists at any date if, at such date, no other Status exists.

         "Moody's" means Moody's Investors Service, Inc.

         "S&P" means Standard & Poor's Ratings Group.

         "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, or Level V or Level VI Status exists at any date.

         "Utilization" means at any date the percentage equivalent of a fraction
(i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. If for any reason any Loans remain outstanding following termination of the Commitments in their entirety, Utilization shall be deemed to exceed 33%.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                                                       EXHIBIT A



                                      NOTE



                                                              New York, New York

                                                              ________ __, 200__

         For value received, PRAXAIR, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ______________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Chase Manhattan Bank, 270 Park Avenue, New York, New York.

         All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the 364-Day Credit Agreement dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                    PRAXAIR, INC.


                                    By________________________
                                      Name:
                                     Title:

                         LOANS AND PAYMENTS OF PRINCIPAL



                                            Amount of
          Amount of      Type of            Principal           Notation Made
 Date        Loan          Loan              Repaid                  By

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                       EXHIBIT B

                       FORM OF MONEY MARKET QUOTE REQUEST

                                     [Date]


To:            The Chase Manhattan Bank (the "Administrative Agent")

From:          Praxair, Inc. (the "Borrower")

Re: 364-Day Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse
               First Boston and Bank of America, N.A., as Co-Syndication
               Agents, and The Chase Manhattan Bank, as Administrative Agent

         We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount1                                              Interest Period2

$

         Such Money Market Quotes should offer a Money Market [LIBOR Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                                PRAXAIR, INC


                                                By________________________
                                                   Name:
                                                   Title:
--------
1    Amount must be $25,000,000 or a larger multiple of $1,000,000.
2 Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT C



                   FORM OF INVITATION FOR MONEY MARKET QUOTES

                                     [Date]

To:  [Name of Bank]

Re:  Invitation for Money Market Quotes
        to Praxair, Inc. (the "Borrower")

         Pursuant to Section 2.03 of the 364-Day Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

         Date of Borrowing:  __________________

         Principal Amount                    Interest Period

         $

         Such Money Market Quotes should offer a Money Market [LIBOR Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

         Please respond to this invitation by no later than 11:00 A.M. (New York City time) on [date].

         Terms used herein have the meanings assigned to them in the Credit Agreement.


                                        The Chase Manhattan Bank, as
                                        Administrative Agent


                                        By________________________
                                            Authorized Officer

                                                                       EXHIBIT D


                           FORM OF MONEY MARKET QUOTE

                                     [Date]


The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
NY, NY 10017

Attention:

Re: Money Market Quote to
    Praxair, Inc. (the "Borrower")


         In response to your invitation on behalf of the Borrower dated __________ we hereby make the following Money Market Quote on the following terms:

         1.       Quoting Bank:  ________________________________

         2.       Person to contact at Quoting Bank:

                  ________________________________

         3.       Date of Borrowing: ____________________1






________________
1    As specified in the related Invitation.

     4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


   Principal           Interest          Money Market
   Amount 1            Period 2        [LIBOR Margin] 3     [Absolute Rate] 4
------------------------------------------------------------------------------

$

$

[Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]1

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the 364-Day Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent,

         irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                            Very truly yours,

                                            [NAME OF BANK]



Dated:_______________               By:__________________________
                                        Authorized Officer
-------------
1 Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

2 Not more than 12 months or not less than 7 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period. .

3 Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

4 Specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).

                                                                       EXHIBIT E




                   FORM OF OPINION OF CAHILL GORDON & REINDEL,
                               SPECIAL COUNSEL FOR
                                  THE BORROWER






                                                     [Effective Date]


To the Banks and the Agents
Referred to Below
c/o The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
NY, NY 10017


Re:      Praxair, Inc.


Ladies and Gentlemen:

         We have acted as special counsel to Praxair, Inc., a Delaware corporation (the "Borrower"), in connection with the 364-Day Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Bank of America, N.A., Credit Suisse First Boston and Morgan Guaranty Trust Company of New York, as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

         In such capacity, we have examined the Credit Agreement and such corporate records, instruments and other documents, and such questions of law, as we have deemed necessary or appropriate to enable us to render the opinions expressed herein. As to various questions of fact material to our opinion, we have relied upon and assumed the accuracy of (i) the representations and warranties contained in the Credit Agreement, (ii) certificates or other documents furnished by the Borrower and the officers of the Borrower and (iii) certificates from various state authorities and public officials.

         In connection with this opinion, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the appropriate authentic original documents of all documents submitted to us as certified, conformed or photostatic or facsimile copies. We have further assumed the due authorization, execution and delivery of the Credit Agreement by, or on behalf of, all parties thereto, other than the Borrower.

         Based on the foregoing and subject to the qualifications set forth below, we are of the opinion that:

            1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation under the laws of the States of Connecticut and New York.

            2. The Borrower has the corporate power and corporate authority to execute, deliver and perform its obligations under the Credit Agreement and the Notes.

            3. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes have been duly authorized by all requisite corporate action on the part of the Borrower.

            4. The Credit Agreement and the Notes have been duly executed and delivered by the Borrower and are valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance and transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding in equity or at law).

            5. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes do not contravene any United States Federal or New York State law or the General Corporation Law of the State of Delaware.

            6. No consent or approval of, or action by or filing with, any court or administrative or governmental body is required under the General Corporation Law of the State of Delaware or the laws of the State of New York or the United States of America for the Borrower to execute and deliver the Credit Agreement and the Notes and to perform its obligations thereunder.

           7. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes will not (i) violate the certificate of incorporation or by laws of the Borrower or (ii) result in a breach of, or constitute a default under, or require any consent under, any indenture or other agreement or instrument known to us evidencing or governing indebtedness for borrowed money of the Borrower.

         The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. In particular, we are expressing no opinion as to the effect, if any, of any law of any jurisdiction (except the State of New York) in which any Bank is located that may limit the rate of interest that may be charged or collected by such bank. In addition, with respect to the enforceability against and the performance by the Borrower of the Credit Agreement and the Notes, we express no opinion as to any contractual provisions purporting to provide indemnification insofar as such indemnification might be deemed inconsistent with public policy.

         This opinion is furnished at the request of the Borrower pursuant to
Section 3.01(c) of the Credit Agreement by us as special counsel for the Borrower to you as Banks and Agents and is solely for your benefit in connection with the above transaction and may not be relied upon by you for any other purpose or relied upon by any other person, firm or corporation for any purpose without our prior written consent. The opinions we express herein are as of the date hereof, and we do not assume or undertake any responsibility or obligation to supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or to reflect any changes in the law which may occur after the date hereof.

                                                     Very truly yours,

                                                                       EXHIBIT F






                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENTS

                                                     [Effective Date]


To the Banks and the Agents
Referred to Below
c/o The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
NY, NY 10017

Dear Sirs:

         We have participated in the preparation of the 364-Day Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc. (the "Borrower"), the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent, for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that:

           1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

           2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person without our prior written consent.

                                            Very truly yours,

                                                                       EXHIBIT G





                       ASSIGNMENT AND ASSUMPTION AGREEMENT



         AGREEMENT dated as of _________, ____ among [ASSIGNOR] (the "Assignor"), [and] [ASSIGNEE] (the "Assignee"), [and PRAXAIR, INC. (the "Borrower")].

                              W I T N E S S E T H:

         WHEREAS, this Assignment and Assumption Agreement (the
"Agreement") relates to the 364-Day Credit Agreement dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent (as amended, the "Credit Agreement");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

         WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assumption. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, [and] the Assignee[, the Borrower and the Administrative Agent] and the payment of the amounts specified in
Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $_________.1 It is understood that facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 4. Consent of the Borrower. This Agreement is conditioned upon the consent of the Borrower pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower is evidence of this consent. Pursuant to Section 9.06(c) the Borrower agrees to execute and deliver Notes payable to the order of the Assignee (and, if necessary, to the Assignor) to evidence the assignment and assumption provided for herein.]



--------
         1 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

         SECTION 5. Non-reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, the Sole Lead Arranger, any Co-Arranger, any Co-Syndication Agent, any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                   [ASSIGNOR]

                                    By______________________________
                                         Name:
                                         Title:


                                   [ASSIGNEE]

                                    By______________________________
                                         Name:
                                         Title:


                                    [PRAXAIR, INC.]

                                    By______________________________
                                         Name:
                                         Title:


Acknowledged this ____ day
of ________ by The Chase Manhattan Bank, as Administrative Agent


By___________________________
     Name:

                                                                       EXHIBIT H


                              DESIGNATION AGREEMENT

                       dated as of ________________, _____

         Reference is made to the 364-Day Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

         _________________ (the "Designator") and ________________ (the
"Designee") agree as follows:

           1. The Designator designates the Designee as its Designated Lender under the Credit Agreement and the Designee accepts such designation.

           2. The Designator makes no representations or warranties and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

           3. The Designee (i) confirms that it is an Eligible Designee; (ii) appoints and authorizes the Designator as its administrative agent and attorney-in-fact and grants the Designator an irrevocable power of attorney to receive payments made for the benefit of the Designee under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that the Designee is obligated to deliver or has the right to receive thereunder; (iii) acknowledges that the Designator retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment or waiver of any provision of the Credit Agreement; and (iv) agrees that the Designee shall be bound by all such votes, approvals, amendments and waivers and all other agreements of the Designator pursuant to or in connection with the Credit Agreement, all subject to Section 9.05(b) of the Credit Agreement.

           4. The Designee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Article 4 or delivered pursuant to Article 5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement and (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designator or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement.

           5. Following the execution of this Designation Agreement by the Designator and the Designee and the consent hereto by the Borrower, it will be delivered to the Administrative Agent for its consent. This Designation Agreement shall become effective when the Administrative Agent consents hereto or on any later date specified on the signature page hereof.

           6. Upon the effectiveness hereof, the Designee shall have the right to make Loans or portions thereof as a Bank pursuant to Section 2.01 or 2.03 of the Credit Agreement and the rights of a Bank related thereto. The making of any such Loans or portions thereof by the Designee shall satisfy the obligations of the Designator under the Credit Agreement to the same extent, and as if, such Loans or portions thereof were made by the Designator.

           7. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Effective Date:______ , ____

                                  [NAME OF DESIGNATOR]


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:


                                  [NAME OF DESIGNEE]



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

The undersigned consent to the foregoing designation.

                                  PRAXAIR, INC.


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:


                                  THE CHASE MANHATTAN BANK, as
                                      Administrative Agent


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT I


                               EXTENSION AGREEMENT

Praxair, Inc.
39 Old Ridgebury Road
Danbury, Connecticut 06810-5113

Gentlemen:

         Effective as of [effective date], the undersigned hereby agree to extend the Termination Date as now in effect under the 364-Day Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent, to [date]. Terms defined in the Credit Agreement are used herein as therein defined.

         This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

                                  THE CHASE MANHATTAN BANK,
                                      as Administrative Agent


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:


                                  [NAME OF BANK]


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:

Agreed and accepted:

PRAXAIR, INC.


By:
   -----------------------------------------
Name:

                                                                  CONFORMED COPY



                                 $1,000,000,000

                           FIVE-YEAR CREDIT AGREEMENT

                                   dated as of

                                  July 12, 2000

                                      among

                                 Praxair, Inc.,

                             The Banks Party Hereto

                    Morgan Guaranty Trust Company of New York
                              Bank of America, N.A.
                                       and
                           Credit Suisse First Boston,
                            as Co-Syndication Agents

                                       and

                            The Chase Manhattan Bank,
                             as Administrative Agent

                   -------------------------------------------

                          J.P. Morgan Securities Inc.,
                         Lead Arranger and Book Manager
                                 --------------

                         Banc of America Securities LLC
                              Chase Securities Inc.
                           Credit Suisse First Boston,
                        Co-Arrangers and Co-Book Managers

                                        TABLE OF CONTENTS

                                     ----------------------

                                                                                             PAGE

                                            ARTICLE 1
                                           DEFINITIONS

SECTION 1.01.  Definitions......................................................................1
SECTION 1.02.  Accounting Terms and Determinations.............................................13
SECTION 1.03.  Types of Borrowings.............................................................14

                                            ARTICLE 2
                                           THE CREDITS

SECTION 2.01.  Commitments to Lend.............................................................14
SECTION 2.02.  Notice of Committed Borrowings..................................................14
SECTION 2.03.  Money Market Borrowings.........................................................15
SECTION 2.04.  Notice to Banks; Funding of Loans...............................................20
SECTION 2.05.  Notes...........................................................................21
SECTION 2.06.  Maturity of Loans...............................................................22
SECTION 2.07.  Interest Rates..................................................................22
SECTION 2.08.  Facility Fee....................................................................25
SECTION 2.09.  Optional Termination or Reduction of Commitments................................26
SECTION 2.10.  Optional Prepayments............................................................26
SECTION 2.11.  General Provisions as to Payments...............................................26
SECTION 2.12.  Funding Losses..................................................................27
SECTION 2.13.  Computation of Interest and Fees................................................28
SECTION 2.14.  Method of Electing Interest Rates...............................................28
SECTION 2.15.  Withholding Tax Exemption.......................................................30
SECTION 2.16.  Regulation D Compensation.......................................................30
SECTION 2.17.  Replacement of this Agreement...................................................31
SECTION 2.18.  Optional Increase in Commitments................................................32

                                            ARTICLE 3
                                           CONDITIONS

SECTION 3.01.  Effectiveness...................................................................33
SECTION 3.02.  Borrowings......................................................................35





                                                i



                                                                                             PAGE

                                            ARTICLE 4
                                 REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power...................................................36
SECTION 4.02.  Corporate and Governmental Authorization; No
         Contravention.........................................................................36
SECTION 4.03.  Binding Effect..................................................................36
SECTION 4.04.  Financial Information...........................................................36
SECTION 4.05.  Litigation......................................................................37
SECTION 4.06.  Compliance with ERISA...........................................................37
SECTION 4.07.  Environmental Matters...........................................................38
SECTION 4.08.  Subsidiaries....................................................................38
SECTION 4.09.  Not an Investment Company.......................................................38
SECTION 4.10.  Disclosure......................................................................38

                                            ARTICLE 5
                                            COVENANTS

SECTION 5.01.  Information.....................................................................39
SECTION 5.02.  Maintenance of Property; Insurance..............................................42
SECTION 5.03.  Negative Pledge.................................................................42
SECTION 5.04.  Consolidations, Mergers and Sales of Assets.....................................43
SECTION 5.05.  Minimum Consolidated Book Net Worth.............................................43
SECTION 5.06.  Leverage Ratio..................................................................44
SECTION 5.07.  Use of Proceeds.................................................................44

                                            ARTICLE 6
                                            DEFAULTS

SECTION 6.01.  Events of Default...............................................................44
SECTION 6.02.  Notice of Default...............................................................47

                                            ARTICLE 7
                                             AGENTS

SECTION 7.01.  Appointment and Authorization...................................................48
SECTION 7.02.  Agents and Affiliates...........................................................48
SECTION 7.03.  Action by Administrative Agent..................................................48
SECTION 7.04.  Consultation with Experts.......................................................48
SECTION 7.05.  Liability of Administrative Agent...............................................48
SECTION 7.06.  Indemnification.................................................................49




                                               ii



                                                                                             PAGE

SECTION 7.07.  Credit Decision.................................................................49
SECTION 7.08.  Successor Administrative Agent..................................................49

                                            ARTICLE 8
                                     CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair........................50
SECTION 8.02.  Illegality......................................................................51
SECTION 8.03.  Increased Cost and Reduced Return...............................................51
SECTION 8.04.  Base Rate Loans Substituted for Affected Fixed Rate Loans.......................54

                                            ARTICLE 9
                                          MISCELLANEOUS

SECTION 9.01.  Notices.........................................................................54
SECTION 9.02.  No Waivers......................................................................55
SECTION 9.03.  Expenses; Documentary Taxes; Indemnification....................................55
SECTION 9.04.  Sharing of Set-offs.............................................................56
SECTION 9.05.  Amendments and Waivers..........................................................56
SECTION 9.06.  Successors and Assigns..........................................................57
SECTION 9.07.  Designated Lenders..............................................................59
SECTION 9.08.  Governing Law; Submission to Jurisdiction; Waiver of
         Jury Trial............................................................................60
SECTION 9.09.  Counterparts; Integration.......................................................61
SECTION 9.10.  Confidentiality.................................................................61
SECTION 9.11.  Severability....................................................................62
SECTION 9.12.  Termination of Existing Credit Agreement........................................62
SECTION 9.13.  Collateral......................................................................63



Exhibits

Exhibit A    --    Note
Exhibit B    --    Form of Money Market Quote Request
Exhibit C    --    Form of Invitation for Money Market Quotes
Exhibit D    --    Form of Money Market Quote
Exhibit E    --    Form of Opinion of Cahill Gordon & Reindel, Special
                    Counsel for the Borrower
Exhibit F    --    Opinion of Davis Polk & Wardwell, Special Counsel for
                   the Agents
Exhibit G    --    Assignment and Assumption Agreement
Exhibit H    --    Designation Agreement

                                CREDIT AGREEMENT



         AGREEMENT dated as of July 12, 2000 among PRAXAIR, INC., the BANKS party hereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents, and THE CHASE MANHATTAN BANK, as Administrative Agent.

         The parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

         "Adjusted CD Rate" has the meaning set forth in Section 2.07(b).

         "Administrative Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

         "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (which shall promptly following receipt thereof give a copy to the Borrower) duly completed by such Bank.

         "Agents" means the Administrative Agent and the Co-Syndication Agents.

         "Applicable Lending Office" means, with respect to any Bank,

               (i) in the case of its Domestic Loans, its Domestic Lending
          Office,

               (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and

               (iii) in the case of its Money Market Loans, its Money Market Lending Office.

         "Assessment Rate" has the meaning set forth in Section 2.07(b).

         "Assignee" has the meaning set forth in Section 9.06(c).

         "Bank" means each bank listed on the signature pages hereof, each Person which becomes a Bank pursuant to Section 2.18 and each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

         "Bank Parties" has the meaning set forth in Section 9.10.

         "Base Rate" means, for any day, a rate per annum equal to the higher of the Reference Rate for such day or the sum of 1/2 of 1% plus the Effective Federal Funds Rate for such day.

         "Base Rate Loan" means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.14(a) or Article 8.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Borrower" means Praxair, Inc., a Delaware corporation, and its successors.

         "Borrowing" has the meaning set forth in Section 1.03.

         "CD Base Rate" has the meaning set forth in Section 2.07(b).

         "CD Loan" means a Committed Loan that bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

         "CD Margin" has the meaning set forth in Section 2.07(b).

         "CD Rate" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted CD Rate.

         "CD Reference Banks" means Bank of America, N.A., The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York and each other Bank as may be appointed pursuant to Section 9.06(g).

         "Commitment" means (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite such Bank's name on the Commitment Schedule and (ii) with respect to any Assignee or other Person which becomes a Bank pursuant to Section 2.18 or 9.06(c), the amount of the transferor Bank's Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may be changed from time to time pursuant to Section 2.09 or 9.06(c); provided that, if the context so requires, the term "Commitment" means the obligation of a Bank to extend credit up to such amount to the Borrower hereunder.

         "Commitment Schedule" means the Schedule attached hereto identified as such.

         "Committed Loan" means a loan made or to be made by a Bank pursuant to
Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

         "Consolidated Book Net Worth" means at any date the consolidated shareholders' equity of the Borrower and its Consolidated Subsidiaries, calculated without giving effect to (i) changes in the cumulative foreign currency translation adjustment after March 31, 2000, (ii) any mark-to-market of a derivative or hedging instrument or any other adjustment related to any derivative or hedging instrument that might be required under FAS 133 after March 31, 2000, and (iii) after-tax restructuring charges taken after March 31, 2000 up to a maximum cumulative amount of $75,000,000.

         "Consolidated Net Income" for any period means the consolidated net income of the Borrower and its Consolidated Subsidiaries for such period, excluding any extraordinary items of gain or loss.

         "Consolidated Subsidiary" with respect to any Person means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

         "Consolidated Total Debt" means at any date all consolidated Debt of the Borrower and its Consolidated Subsidiaries determined as of such date.

         "Continuing Director" means at any date a member of the Borrower's board of directors who was either (i) a member of such board twelve months prior to such date or (ii) nominated for election to such board by at least two-thirds of the Continuing Directors then in office.

         "Co-Syndication Agent" means each of Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., in its capacity as co-syndication agent for the credit facility provided hereunder.

         "Debt" of any Person means at any date, without duplication, to the extent required in accordance with generally accepted accounting principles to be included in the financial statements of such Person or the footnotes thereto,

               (i) all obligations of such Person for borrowed money,

               (ii) all obligations of such Person evidenced by bonds, debentures or notes,

               (iii) all obligations of such Person for installment purchase transactions involving the purchase of property or services over $5,000,000 for any particular transaction, except trade accounts payable and expense accruals arising in the ordinary course of business,

               (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles,

               (v) all contingent or non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit, and

               (vi) all Debt of others Guaranteed by such Person.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Designated Lender" means, with respect to any Designating Bank, an Eligible Designee designated by it pursuant to Section 9.07(a) as a Designated Lender for purposes of this Agreement.

         "Designating Bank" means, with respect to each Designated Lender, the Bank that designated such Designated Lender pursuant to Section 9.07(a).

         "Dollars" and the sign "$" mean lawful money of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         "Domestic Consolidated Subsidiary" with respect to any Person means a Consolidated Subsidiary of such Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia.

         "Domestic Lending Office" means, as to each Bank, its office identified in its Administrative Questionnaire as its Domestic Lending Office or such other office of such Bank as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may so designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "Domestic Loans" means CD Loans or Base Rate Loans or both.

         "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).

         "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

         "Effective Federal Funds Rate" means the weighted average of the rates on overnight federal funds transactions between members of the Federal Reserve System arranged by federal funds brokers as published daily (or, if such day is not a Domestic Business Day, for the immediately preceding Domestic Business
Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities (or any successor quotations).

         "Eligible Designee" means a special purpose corporation that (i) is organized under the laws of the United States or any state thereof, (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) issues (or the parent of which issues) commercial paper rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's.

         "Environmental Laws" means all applicable federal, state, local and foreign laws, ordinances, codes, regulations, orders and requirements relating to the protection of, or discharge of materials into, the environment, including, without limitation, the Resource Conservation and Recovery Act of 1976, as amended; the Comprehensive Environmental Response, Compensation and Liability Act; the Toxic Substance Control Act; the Clean Water Act; the Clean Air Act; and the Safe Drinking Water Act.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Eurocurrency Reserve Ratio" has the meaning set forth in Section 2.16.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Bank, its office or branch located at its address identified in its Administrative Questionnaire as its Euro-Dollar Lending Office or such other office or branch of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

         "Euro-Dollar Loan" means a Committed Loan that bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.

         "Euro-Dollar Margin" has the meaning set forth in Section 2.07(c).

         "Euro-Dollar Reference Banks" means the principal London offices of Bank of America, N.A., The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York and the principal London office of each other Bank as may be appointed pursuant to Section 9.06(g).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Existing Credit Agreement" means the Credit Agreement dated as of December 7, 1995, among the Borrower, the banks parties thereto, Morgan Guaranty Trust Company of New York, as documentation agent, and The Chase Manhattan Bank (successor to Chemical Bank), as administrative agent and auction agent, as amended to the Effective Date.

         "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Reference Rate pursuant to Section 8.01) or any combination of the foregoing.

         "Group of Loans" means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time, (ii) all Euro-Dollar Loans having the same Interest Period at such time or (iii) all CD Loans having the same Interest Period at such time; provided that, if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person, and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person:

               (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

               (ii) entered into for the purpose of ensuring in any legally enforceable manner the obligee of such Debt of the payment thereof or to protect such obligee in any legally enforceable manner against loss in respect thereof (in whole or in part);

provided that the term Guarantee shall not include

           (a) endorsements for collection or deposit in the ordinary course of business;

           (b) obligations that are not required in accordance with generally accepted accounting principles to be included in the financial statements of such Person or the footnotes thereto;

           (c) "unconditional purchase obligations" (including take-or-pay contracts) as defined in and as required to be disclosed pursuant to Statement of Financial Accounting Standards No. 47 and the related interpretations, as the same may be amended from time to time, but only to the extent the aggregate present value amount of all such obligations of the Borrower and its Consolidated Subsidiaries (other than amounts reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries) is equal to or less than 5% of the net sales of the Borrower and its Consolidated Subsidiaries as set forth in their Consolidated Statement of Income, determined as of the end of the preceding quarter for the twelve months then ending; and

           (d) any obligations required to be disclosed pursuant to the Statement of Financial Accounting Standards No. 105, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk, issued March 1990, the Statement of Financial Accounting Standards No. 107, Disclosure about Fair Value of Financial Instruments, issued December 1991, and the Statement of Financial Accounting Standards No. 119, Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments, issued October 1994, and their related interpretations, as the same may be amended from time to time (except to the extent any such obligation is required to be reflected on the balance sheet of the Borrower and its Consolidated Subsidiaries).

         The term "Guarantee" used as a verb has a corresponding meaning.

         "Interest Period" means: (1) with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter and, if deposits of a corresponding maturity are available to all Banks in the London interbank market, nine or twelve months thereafter, as the Borrower may elect in the applicable notice; provided that:

               (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month;

           (2) with respect to each CD Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in an applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable notice; provided that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

          (3) with respect to each Money Market LIBOR Borrowing, the period commencing on the date of such Borrowing and ending such whole number of months thereafter (but not more than 12 months) as the Borrower may elect in accordance with Section 2.03; provided that:

               (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and

               (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month; and

          (4) with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than seven nor more than 180 days) as the Borrower may elect in accordance with Section 2.03; provided that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

         provided further that no Interest Period may end after the Termination Date.

         Notwithstanding the foregoing, all Interest Periods at any one time outstanding hereunder shall end on not more than 25 different dates, and the duration of any Interest Period which would otherwise exceed such limitation shall be adjusted so as to coincide with the remaining term of such other then current Interest Period as the Borrower may specify in the related Notice of Borrowing or Notice of Interest Rate Election.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Invitation for Money Market Quotes" means an invitation by the Administrative Agent on behalf of the Borrower to each Bank to submit Money Market Quotes offering to make Money Market Loans in accordance with Section 2.03, substantially in the form of Exhibit C hereto.

         "Leverage Ratio" means the ratio of (x) Consolidated Total Debt to (y) Consolidated Book Net Worth.

         "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market LIBOR Margins pursuant to Section 2.03.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

         "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or Money Market Loans or any combination of the foregoing, in each case made or to be made under this Agreement.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

         "Margin Stock" means "margin stock" as such term is defined in Regulation U of the Federal Reserve Board, as the same may be amended, supplemented or modified from time to time.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $25,000,000.

         "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d)(ii)(D).

         "Money Market Absolute Rate Loan" means a loan made or to be made by a Bank pursuant to an Absolute Rate Auction.

         "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office or branch of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Administrative Agent; provided that any Bank may from time to time by notice to the Borrower and the Administrative Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

         "Money Market LIBOR Loan" means a loan made or to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Reference Rate pursuant to Section 8.01).

         "Money Market LIBOR Margin" has the meaning set forth in Section 2.03(d)(ii)(C).

         "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

         "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

         "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

         "Notice of Interest Rate Election" has the meaning set forth in Section 2.14(a).

         "Participant" has the meaning set forth in Section 9.06(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either:

               (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group; or

               (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "Pricing Schedule" means the Pricing Schedule attached hereto.

         "Quarterly Payment Dates" means each March 31, June 30, September 30 and December 31.

         "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

         "Reference Rate" means the rate of interest publicly announced by The Chase Manhattan Bank in New York City from time to time as its "prime rate".

         "Regulation D" and "Regulation U" means Regulation D and Regulation U, respectively, of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Required Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments, or, if the Commitments have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the outstanding Loans.

         "Restricted Subsidiary" means

               (i) any Domestic Consolidated Subsidiary of the Borrower, and

               (ii) Praxair Canada Inc.

         "SEC" means the Securities and Exchange Commission.

         "Subsidiary" with respect to any Person means any corporation or other entity of which such Person directly or indirectly owns a majority of the securities or other ownership interests having ordinary voting power to elect the board of directors or other persons performing similar functions. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

         "Termination Date" means July 12, 2005 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "Wholly-Owned Consolidated Subsidiary" with respect to any Person means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by such Person.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

         SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under
Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).



                                    ARTICLE 2
                                   THE CREDITS

         SECTION 2.01. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time before the Termination Date in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b) and, if less than $5,000,000, must be a Base Rate Borrowing) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, to the extent permitted by Section 2.10, prepay Loans and reborrow at any time before the Termination Date under this Section. The Commitments shall terminate on the Termination Date.

         SECTION 2.02. Notice of Committed Borrowings. The Borrower shall give the Administrative Agent notice (a "Notice of Committed Borrowing") not later than 12:00 Noon (New York City time) on: (x) the date of each Base Rate Borrowing, (y) the Domestic Business Day next preceding the date of each CD Borrowing, and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (b) the aggregate amount of such Borrowing,

          (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, a CD Rate or a Euro-Dollar Rate, and

          (d) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

         SECTION 2.03.  Money Market Borrowings.

          (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01, the Borrower may, as set forth in this Section, request the Banks to make offers to make Money Market Loans to the Borrower prior to the Termination Date. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than: (x) 11:00 A.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) 9:00 A.M. (New York City time) on the Domestic Business Day which is the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

               (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

               (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $1,000,000,

               (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

               (iv) whether the Money Market Quotes requested are to set forth a Money Market LIBOR Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request.

          (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Administrative Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes, substantially in the form of Exhibit C hereto, with respect to such Money Market Quote Request.

          (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than 11:00 A.M. (New York City time) on:

               (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or

               (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction

(or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed, with corresponding changes to the times and dates set forth in clauses (x) and (y) below, and the Administrative Agent shall have notified the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Administrative Agent in the capacity of a Bank may be submitted, and may only be submitted, if the Administrative Agent notifies the Borrower of the terms of the offer or offers contained therein not later than:

               (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or

               (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction.

Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

               (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                  (A) the proposed date of Borrowing,

                  (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount:

                      (w) may be greater than or less than the Commitment of the quoting Bank,

                      (x) must be $5,000,000 or a larger multiple of $1,000,000,

                      (y) may not exceed the principal amount of Money Market
                  Loans for which offers were requested and

                      (z) may be subject to an aggregate limitation as to the
                  principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                  (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market LIBOR Margin") offered for each such Money Market Loan, expressed as a percentage (rounded to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                  (D) in the case of an Absolute Rate Auction, the rate of
            interest per annum (rounded to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

                  (E) the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

        (iii)   Any Money Market Quote shall be disregarded if it:

                      (A) is not substantially in conformity with Exhibit D
                  hereto or does not specify all of the information required by subsection (d)(ii);

                      (B) contains qualifying, conditional or similar language,
                  except as permitted by subsection (d)(ii)(B)(z);

                      (C) proposes terms other than or in addition to those set
                  forth in the applicable Invitation for Money Market Quotes; or

                      (D) arrives after the time set forth in subsection (d)(i).

          (e) Notice to Borrower. The Administrative Agent shall promptly notify the Borrower of the terms:

           (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and

           (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote.

The Administrative Agent's notice to the Borrower shall specify:

                      (A) the aggregate principal amount of Money Market Loans
                  for which offers have been received for each Interest Period specified in the related Money Market Quote Request,

                      (B) the respective principal amounts and Money Market
                  LIBOR Margins or Money Market Absolute Rates, as the case may be, so offered and

                       (C) if applicable, limitations on the aggregate principal
                  amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f) Acceptance and Notice by Borrower. Not later than 12:00 Noon (New York City time) on:

               (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or

               (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction

(or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed and the Administrative Agent shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

               (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

               (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $1,000,000 and the principal amount of each Money Market Loan with respect to such Money Market Borrowing must be in an amount of $5,000,000 or a larger multiple of $1,000,000,

               (iii) acceptance of offers may only be made on the basis of ascending Money Market LIBOR Margins or Money Market Absolute Rates, as the case may be,

               (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement, and

               (v) failure by the Borrower to notify the Administrative Agent by the time specified above shall be deemed a rejection of all offers.

          (g) Allocation by Borrower. If offers are made by two or more Banks with the same Money Market LIBOR Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amounts of such offers (or as nearly in proportion as shall be practicable after giving effect to the requirement that Money Market Loans for each relevant maturity date shall each be in a principal amount of $5,000,000 or a multiple of $1,000,000 in excess thereof).

         SECTION 2.04.  Notice to Banks; Funding of Loans.

          (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall make the amount of its share of such Borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in or pursuant to
Section 9.01 in funds immediately available to the Administrative Agent. Unless the Administrative Agent determines that any applicable condition specified in
Article 3 has not been satisfied, the Administrative Agent shall make such aggregate funds available to the Borrower by depositing the proceeds thereof, in like funds as received by the Administrative Agent, in the account of the Borrower with the Administrative Agent as promptly as practicable, but in no event later than 2:00 P.M. (New York City time) on the date of such Borrowing.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to the date (or, in the case of a Base Rate Borrowing, prior to 12:30 P.M. on the date) of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this Section 2.04 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent does, in such circumstances, make available to the Borrower such amount, such Bank shall within three

Domestic Business Days following such Borrowing make such share available to the Administrative Agent, together with interest thereon for each day from and including the date of such Borrowing that such share was not made available, at the Effective Federal Funds Rate. If such amount is so made available, such payment to the Administrative Agent shall constitute such Bank's share of such Borrowing for all purposes of this Agreement. If such amount is not so made available to the Administrative Agent, then the Administrative Agent shall on the third Domestic Business Day following such Borrowing notify the Borrower of such failure and on the fourth Domestic Business Day following the date of such Borrowing, the Borrower shall pay to the Administrative Agent such share, together with interest thereon for each day that the Borrower had the use of such share, at the Effective Federal Funds Rate. Nothing contained in this subsection (c) shall relieve any Bank which has failed to make available its share of any Borrowing hereunder from its obligation to do so in accordance with the terms hereof.

          (d) The failure of any Bank to make available to the Administrative Agent its share of any Borrowing on the date of such Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make available to the Administrative Agent its share of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make available the share of any Borrowing to be made available by such other Bank on such date of Borrowing.

         SECTION 2.05. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

          (b) Each Bank may, by notice to the Borrower and the Administrative Agent (to be given not later than two Domestic Business Days prior to the first Borrowing), request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Note pursuant to Section 3.01(b), the Administrative Agent shall mail such Note to such Bank. Each Bank shall record the date, amount and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto and may, at its option prior to any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

         SECTION 2.06. Maturity of Loans. (a) Each Committed Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Termination Date.

          (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the last day of the Interest Period applicable to such Borrowing.

         SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made to but excluding the date it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Payment Date and on the Termination Date, and, with respect to the principal amount of any Base Rate Loan that is prepaid or converted to a CD Loan or Euro-Dollar Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

          (b) Subject to Section 8.01, each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the applicable CD Margin for such day plus the applicable Adjusted CD Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof and, with respect to the principal amount of any CD Loan that is prepaid or converted to a Base Rate Loan or Euro-Dollar Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

         "CD Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                           [    CDBR        ]*
         ACDR =            [ ---------------]   +   AR
                           [  1.00  -  DRP ]

ACDR  =  Adjusted CD Rate
CDBR  = CD Base Rate
DRP = Domestic Reserve Percentage
AR  =  Assessment Rate

* The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%.

         The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

         "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding $5,000,000,000 in respect of new non-personal time deposits in Dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

         "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss. 327.4(a) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

          (c) Subject to Section 8.01, each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the applicable Euro-Dollar Margin for such day plus the applicable London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof and, with respect to the principal amount of any Euro-Dollar Loan that is prepaid or converted to a Base Rate Loan or CD Loan, on the date of such prepayment or conversion.

         "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in Dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period and for value on the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

           (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

           (e) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market LIBOR Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Interest on each Money Market Loan shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment at a rate per annum equal to the sum of 1% plus the Base Rate for such day.

           (f) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give to the Borrower and the Banks making such Loans prompt notice by telex or facsimile transmission of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

           (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

         SECTION 2.08. Facility Fee. The Borrower shall pay to the Administrative Agent for the account of the Banks ratably in proportion to their Commitments a facility fee at the Facility Fee Rate (determined for each day in accordance with the Pricing Schedule). Such facility fee shall accrue:

               (i) from and including the date on which the condition referred to in Section 3.01(a) has been satisfied to but excluding the date on which the Commitments are terminated in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and

               (ii) from and including the date on which the Commitments are terminated in their entirety to but excluding the date the Loans shall be repaid in their entirety (if later), on the daily aggregate outstanding principal amount of the Loans.

Such facility fee shall be payable quarterly on each Quarterly Payment Date (in arrears), commencing on September 30, 2000, and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

         SECTION 2.09. Optional Termination or Reduction of Commitments. The Borrower may, upon at least three Domestic Business Days' notice to the Administrative Agent,

               (i) terminate the Commitments at any time, if no Loans are outstanding at such time or

               (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000, the aggregate amount of the Commitments, provided that the Commitments may not be reduced below the aggregate outstanding principal amount of the Loans. Promptly after receiving a notice pursuant to this subsection, the Administrative Agent shall notify each Bank of the contents thereof.

         SECTION 2.10. Optional Prepayments. (a) Subject in the case of Fixed Rate Loans to Section 2.12, the Borrower may (i) upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Group of Domestic Loans (or any Money Market Borrowing bearing interest at the Reference Rate pursuant to Section 8.01) or (ii) upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro- Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with interest accrued thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).

          (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

          (c) Except as expressly provided in Section 2.10(a), the Borrower may not prepay the Money Market Loans at any time.

         SECTION 2.11. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01 and without reduction by reason of any set-off or counterclaim. The Administrative Agent will promptly distribute to each Bank its share of each such payment received by the Administrative Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Effective Federal Funds Rate.

         SECTION 2.12. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a different type of Loan (whether such payment or conversion is pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(d), or if the Borrower fails to borrow, prepay, convert or continue any Fixed Rate Loan after notice has been given to any Bank in accordance with Section 2.04(a), 2.10(c) or 2.14(c), the Borrower shall reimburse each Bank through the Administrative Agent within 30 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such payment or conversion or failure to borrow, prepay, convert or continue; provided that such Bank shall have delivered to the Borrower a certificate containing a computation in reasonable detail of the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION 2.13. Computation of Interest and Fees. Interest based on the Reference Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.14. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.14(d) and the provisions of Article 8), as follows:

               (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

               (ii) if such Loans are CD Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day, or convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day or continue such Loans as CD Loans, as of the end of any Interest Period applicable thereto, for an additional Interest Period, subject to Section 2.12 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans; and

               (iii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day, or convert such Loans to CD Loans as of any Domestic Business Day or may elect to continue such Loans as Euro-Dollar Loans, as of the end of any Interest Period applicable thereto, for an additional Interest Period, subject to Section 2.12 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted from Domestic Loans of one type to Domestic Loans of the other type or are CD Loans to be continued as CD Loans for an additional Interest

Period, in which case such notice shall be delivered to the Administrative Agent not later than 10:30 A.M. (New York City time) on the second Domestic Business Day before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each at least $5,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Group of CD Loans or Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

          (b)   Each Notice of Interest Rate Election shall specify:

               (i) the Group of Loans (or portion thereof) to which such notice applies;

               (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of Section 2.14(a);

               (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, if the Loans resulting from such conversion are to be CD Loans or Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

               (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to Section 2.14(a), the Administrative Agent shall notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

          (d) The Borrower shall not be entitled to elect to convert any Committed Loans to, or continue any Committed Loans for an additional Interest Period as, CD Loans or Euro-Dollar Loans if (i) the aggregate principal amount of any Group of CD Loans or Euro-Dollar Loans created or continued as a result of such election would be less than $5,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.

          (e) If any Committed Loan is converted to a different type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.

         SECTION 2.15. Withholding Tax Exemption. At least five Domestic Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Administrative Agent (i) two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI (or, in either case, a successor form), certifying in either case that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes and (ii) if such Bank is subject to backup withholding on the payment of interest, notification to such effect. Each Bank which so delivers a Form W-8BEN or W-8ECI (or, in either case, a successor form) further undertakes to deliver to the Borrower and the Administrative Agent two additional copies of such form on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank promptly advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

         SECTION 2.16. Regulation D Compensation. (a) So long as Regulation D shall require reserves to be maintained against "Eurocurrency liabilities" (or against any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents), each Bank subject to and actually incurring such reserve requirement may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum (the "Regulation D Rate") determined pursuant to the following formula:

                                    [ LIBOR  ]
                  RDR  =            [--------]  -  LIBOR
                                    [1 - ERR ]
RDR    =    Regulation D Rate
LIBOR  =    The applicable London Interbank Offered Rate
ERR    =    Eurocurrency Reserve Ratio

         "Eurocurrency Reserve Ratio" means the applicable reserve ratio prescribed by Regulation D (as such Regulation shall have been amended to the first day of the related Interest Period) for such reserve requirements (expressed as a decimal).

         Notwithstanding anything contained herein to the contrary, the Regulation D Rate shall be adjusted automatically on and as of the effective date of any change in such reserve ratio.

          (b)  Any Bank wishing to require payment of such additional interest:

               (i) shall so notify the Borrower, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable on any date interest is payable with respect to each Euro-Dollar Loan commencing after the giving of such notice and

               (ii) shall notify the Borrower from time to time of the amount due it under this Section;

provided that the Borrower shall not be required to make any payment of an amount due hereunder earlier than the fifth Euro-Dollar Business Day after receipt of the notice referred to in clause (ii) of this Section.

         SECTION 2.17. Replacement of this Agreement. If the Borrower wishes at any time to replace this Agreement with another credit facility, the Borrower may give prior notice of the termination of the Commitments hereunder as required by Section 2.09 and prior notice of the prepayment of any Loans outstanding hereunder as required by Section 2.10, in each case on a conditional basis (i.e., conditioned upon such other credit facility becoming available to the Borrower), provided that the Borrower gives definitive notice of such termination of the Commitments and prepayment of outstanding Loans (if any) to the Administrative Agent before 10:00 A.M. (New York City time) on the date of such termination and prepayment (if any) and complies with the applicable requirements of Sections 2.09 and 2.10 in all other respects.

         SECTION 2.18. Optional Increase in Commitments. (a) At any time prior to the Termination Date, if no Default shall have occurred and be continuing, the Borrower may, upon notice to the Administrative Agent (which shall promptly provide a copy of such notice to the Banks), propose to increase the aggregate amount of the Commitments by an amount not greater than $250,000,000 (the amount of any such increase, the "Increased Commitments"). Each Bank party to this Agreement at such time shall have the right (but no obligation), for a period of 30 days following receipt of such notice to elect by notice to the Borrower and the Administrative Agent to increase its Commitment by a principal amount which bears the same ratio to the Increased Commitments as its then Commitment bears to the aggregate Commitments then existing. Any Bank not responding within 30 days of receipt of such notice shall be deemed to have declined to increase its Commitment.

          (b) If any Bank party to this Agreement shall not elect to increase its Commitment pursuant to subsection (a) of this Section, the Borrower may, within 21 days of the Banks' response, designate one or more of the existing Banks or other financial institutions acceptable to the Administrative Agent and the Borrower (which consent of the Administrative Agent shall not be unreasonably withheld) which at the time agree to (i) in the case of any such Person that is an existing Bank, increase its Commitment and (ii) in the case of any other such Person (an "Additional Bank"), become a party to this Agreement. The sum of the increases in the Commitments of the existing Banks pursuant to this subsection (b) plus the Commitments of the Additional Banks shall not in the aggregate exceed the unsubscribed amount of the Increased Commitments.

          (c) An increase in the aggregate amount of the Commitments pursuant to this Section 2.18 shall become effective upon the receipt by the Administrative Agent of (i) an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower, by each Additional Bank and by each other Bank whose Commitment is to be increased, setting forth the new Commitments of such Banks and setting forth the agreement of each Additional Bank to become a party to this Agreement and to be bound by all the terms and provisions hereof and (ii) such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Increased Commitments and such opinions of counsel for the Borrower with respect to the Increased Commitments as the Administrative Agent may reasonably request.

          (d) Upon any increase in the aggregate amount of the Commitments pursuant to this Section 2.18, within five Domestic Business Days, in the case of any Group of Base Rate Loans then outstanding, and at the end of the then current

Interest Period with respect thereto, in the case of any Group of CD
Loans or Euro-Dollar Loans then outstanding, the Borrower shall prepay such Group in its entirety and, to the extent the Borrower elects to do so and subject to the conditions specified in Article 3, the Borrower shall reborrow Committed Loans from the Banks in proportion to their respective Commitments after giving effect to such increase, until such time as all outstanding Committed Loans are held by the Banks in such proportion.



                                    ARTICLE 3
                                   CONDITIONS

         SECTION 3.01. Effectiveness. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

          (a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to the Agents of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) receipt by the Administrative Agent for the account of each Bank of one executed Note dated on or before the Effective Date complying with the provisions of Section 2.05;

          (c) receipt by the Administrative Agent of an opinion of Cahill Gordon & Reindel, special counsel for the Borrower, covering the matters described in Exhibit E;

          (d) receipt by the Administrative Agent of an opinion of Davis Polk & Wardwell, special counsel for the Agents, substantially in the form of Exhibit F hereto;

          (e) receipt by the Administrative Agent of a certificate signed by the Chairman, the President, any Vice President, the Treasurer (or such Treasurer's designee) or any Assistant Treasurer of the Borrower, dated the Effective Date, to the effect set forth in clauses (c) and (d) of Section 3.02;

          (f) receipt by the Administrative Agent of a copy of the Borrower's certificate of incorporation, certified by the Secretary of State of Delaware;

           (g) receipt by the Administrative Agent of a certificate on behalf of the Borrower signed by the Secretary or an Assistant Secretary of the Borrower or such other authorized officer of the Borrower satisfactory to the Administrative Agent certifying

               (i) that the Borrower's certificate of incorporation has not been amended since the date of the certificate referred to in clause (f) above,

               (ii) that no proceeding for the dissolution or liquidation of the Borrower exists,

               (iii) that the copy of the By-laws of the Borrower attached to the certificate is true, correct and complete,

               (iv) that the copies of the resolutions of the Borrower's Board of Directors attached to the certificate are true and correct and in full force and effect, and

               (v) as to the incumbency of each officer of the Borrower who signed this Agreement and the Notes on behalf of the Borrower;

           (h) receipt by the Administrative Agent of evidence satisfactory to it of

           (i) the repayment in full, not later than the Effective Date, of all loans (if any) under the Existing Credit Agreement, together with interest accrued thereon to the Effective Date, and

               (ii) the receipt by The Chase Manhattan Bank, as administrative agent under the Existing Credit Agreement, of all accrued and unpaid fees and all other amounts then due and payable by the Borrower under the Existing Credit Agreement;

               (i) the fact that all fees payable on or before the Effective Date by the Borrower for the account of the Banks and their affiliates in connection with this Agreement have been paid in full on or before such date in the amounts previously agreed upon in writing; and

          (j) receipt by the Administrative Agent of all other documents that the Agents may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Notes and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

provided that (i) the obligations of the Borrower set forth in Section 2.08 and clauses (a) and (b) of Section 5.01, and the obligations of the Bank Parties set forth in Section 9.10, shall become effective on the date on which the condition referred to in Section 3.01(a) has been satisfied, and (ii) the other provisions of this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than July 19, 2000. The Administrative Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

          (b) immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

          (c) immediately after such Borrowing, no Default shall have occurred and be continuing; and

          (d) the fact that the representations and warranties of the Borrower contained in this Agreement (except the representations and warranties set forth in Sections 4.04(c) as to any material adverse change which has theretofore been disclosed in writing by the Borrower to the Banks) shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses
(b), (c) and (d) of this Section, and each Notice of Borrowing shall be deemed to be a confirmation by the Borrower to such effect.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

         SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than routine informational filings) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or result in or permit the termination or modification of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries.

         SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

         SECTION 4.04.  Financial Information.

          (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1999 and the related statements of income and cash flows for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 2000 and the related unaudited consolidated statements of income and cash flows for the three months then ended, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the consolidated financial statements referred to in subsection
(a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

          (c) Since March 31, 2000 there has been no change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, which could materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement or any Note or which in any manner draws into question the validity or enforceability of this Agreement or any Note.

         SECTION 4.05. Litigation. There is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Restricted Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement or any Note or which in any manner draws into question the validity of this Agreement or the Notes.

         SECTION 4.06. Compliance with ERISA. After it has become a member of the ERISA Group, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the currently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. After it has become a member of the ERISA Group, no member of the ERISA Group has:

               (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan,

               (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code, or

               (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA and aggregate withdrawal liabilities not in excess of $5,000,000 at any one time outstanding.

         SECTION 4.07. Environmental Matters. In the ordinary course of its business, the Borrower conducts reviews of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Restricted Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs. On the basis of this review, the Borrower has reasonably concluded that Environmental Laws are unlikely to have an effect on the business, financial condition or results of operations of the Borrower and its Consolidated Subsidiaries taken as a whole during the term of the Agreement, which could materially and adversely affect the ability of the Borrower to perform its obligations under this Agreement or any Note.

         SECTION 4.08. Subsidiaries. Each corporate Restricted Subsidiary of the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 4.09. Not an Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.10. Disclosure. None of the material furnished to the Agents and the Banks by or on behalf of the Borrower in connection herewith contains, or contained at the time so furnished, any untrue statement of a material fact or omits, or omitted at the time so furnished, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



                                    ARTICLE 5
                                    COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

         SECTION 5.01. Information. The Borrower will deliver to the Administrative Agent (and, in the case of a certificate delivered pursuant to clause (e) below, to each Bank):

          (a) as promptly as practicable and in any event within 113 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in accordance with generally accepted accounting principles by PricewaterhouseCoopers LLP or other independent public accountants of nationally recognized standing;

          (b) as promptly as practicable and in any event within 53 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and comparative financial information as of the end of the previous fiscal year, the related consolidated statement of income for such quarter and the related consolidated statements of income and cash flows for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the principal financial officer or the principal accounting officer of the Borrower or a person designated in writing by either of the foregoing persons. If such financial statements are filed with the SEC, then they shall be reported on in conformity with the financial reporting requirements of the SEC;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the principal financial officer, principal accounting officer, treasurer or comptroller of the Borrower, or a person designated in writing by either of the foregoing persons

               (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with any applicable requirements of Sections 5.05 and 5.06;

               (ii) stating whether the Borrower was in compliance with the requirements of Sections 5.02 and 5.03; and

               (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements whether anything has come to their attention to cause them to believe that the Borrower was not in compliance with Sections 5.05 and 5.06, insofar as they relate to accounting matters, on the date of such statements;

          (e) within five days after any officer of the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the principal financial officer or the principal accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the public shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the SEC;

          (h) if and when any member of the ERISA Group (after it has become a member of the ERISA Group):

               (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC;

               (ii) receives notice of complete or partial withdrawal liability in excess of $5,000,000, under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice;

               (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer, any Plan, a copy of such notice;

               (iv) applies for a waiver of the minimum funding standard under
          Section 412 of the Internal Revenue Code, a copy of such application;

               (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC;

               (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or

               (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the principal financial officer, principal accounting officer, treasurer or comptroller of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

          (i) promptly after the Borrower is notified by any rating agency referred to in the Pricing Schedule of any actual change in any rating referred to in the Pricing Schedule, written notice of such change; and

          (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

The Administrative Agent will deliver a copy of each document it receives pursuant to this Section 5.01 to each Bank within four Domestic Business Days after receipt thereof.

         Information required to be delivered pursuant to clauses 5.01(a), 5.01(b), 5.01(f) or 5.01(g) above shall be deemed to have been delivered on the date on which the Borrower provides notice to the Banks that such information has been posted on the Borrower's website on the Internet at www.praxair.com, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Banks without charge; provided that such notice may be included in a certificate delivered pursuant to clause 5.01(c).

         SECTION 5.02. Maintenance of Property; Insurance. (a) The Borrower will keep, and will cause each of its Subsidiaries to keep, all property useful and necessary in its respective business in good working order and condition, ordinary wear and tear excepted.

          (b) The Borrower will maintain, and will cause each of its Subsidiaries to maintain, insurance policies on its assets at coverage levels that are at least as high as the coverage levels that are usually insured against in the same general area by companies of established repute engaged in the same or a similar business as the Borrower or such Subsidiary, as the case may be; and, upon request of the Administrative Agent, will promptly furnish to the Administrative Agent for distribution to the Banks information presented in reasonable detail as to the insurance so carried.

         SECTION 5.03. Negative Pledge. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, assume or suffer to exist any Lien securing Debt on any asset now owned or hereafter acquired by it, except:

          (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $75,000,000;

          (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Restricted Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

          (d) any Lien on any improvements constructed on any property of the Borrower or any such Restricted Subsidiary and any theretofore unimproved real property on which such improvements are located securing Debt incurred for the purpose of financing all or any part of the cost of constructing such improvements, provided that such Lien attaches to such improvements within 90 days after the later of (1) completion of construction of such improvements and
(2) commencement of full operation of such improvements;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Restricted Subsidiary and not created in contemplation of such acquisition;

          (f) Liens on property of the Borrower or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or any other government or department, agency, instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens;

          (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets; and

          (h) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed $400,000,000.

         SECTION 5.04. Consolidations, Mergers and Sales of Assets. The Borrower will not merge or consolidate with or into any other Person or sell, lease, transfer or otherwise dispose of all or substantially all of its assets, property or business in any single transaction or series of related transactions, unless

               (i) in the case of any such merger or consolidation, the Borrower shall be the continuing corporation, or, in the case of any such sale, lease, transfer or other disposition, the transferee or transferees shall be one or more Wholly-Owned Consolidated Subsidiaries of the Borrower organized and existing under the laws of the United States of America or any State thereof which shall expressly assume, in the case of any such Wholly-Owned Consolidated Subsidiary, the due and punctual performance and observance of all of the covenants and agreements of the Borrower contained in this Agreement and the Notes, and

               (ii) immediately after giving effect to such merger or consolidation, or such sale, lease, transfer or other disposition, no Default shall have occurred and be continuing.

         SECTION 5.05. Minimum Consolidated Book Net Worth. Consolidated Book Net Worth will not at any time be less than the sum of

          (a)   $1,700,000,000,

          (b) 50% of Consolidated Net Income (calculated before giving effect to any charges referred to in the definition of Consolidated Book Net Worth) for each fiscal quarter beginning after March 31, 2000 for which such Consolidated Net Income (as so calculated) is positive, and

         (c) 50% of the proceeds from the sale on or subsequent to March 31, 2000 of capital stock of the Borrower or any of its Subsidiaries; provided that the proceeds from capital stock issued pursuant to any employee benefit plan, stock option plan or dividend reinvestment plan shall not be included in any determination under this Section 5.05.

         SECTION 5.06. Leverage Ratio. The Leverage Ratio will not exceed at any time 1.9:1.

         SECTION 5.07. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes.

None of such proceeds will be used, directly or indirectly, in violation of any applicable law or regulation, and no use of such proceeds for general corporate purposes will include any use thereof, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.



                                    ARTICLE 6
                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events (each, an "Event of Default") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay when due any principal of any Loan;

         (b) the Borrower shall fail to pay within five Domestic Business Days of the due date thereof any interest on any Loan, any fees or any other amount payable hereunder;

         (c) the Borrower shall fail to observe or perform any covenant contained in Sections 5.03 through 5.07, inclusive;

         (d) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a), (b) or (c) above) for 20 days after written notice thereof has been given to the Borrower;

          (e) any representation, warranty, certification or statement made (or deemed made) by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any materially adverse respect when made (or deemed made);

          (f) the Borrower or any Subsidiary of the Borrower shall fail to make any payment in respect of any Debt having an aggregate principal amount outstanding at such time equal to or exceeding $100,000,000 (other than the Notes) when due or within any applicable grace period;

          (g) any event or condition shall occur which results in the acceleration of the maturity of any Debt having an aggregate principal amount outstanding at such time equal to or exceeding $100,000,000 of the Borrower or any Subsidiary of the Borrower or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof or terminate its commitment in respect thereof;

          (h)   the Borrower or any Subsidiary of the Borrower shall:

               (i) commence a voluntary case or other proceeding seeking (1) liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or (2) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property;

               (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it;

               (iii) make a general assignment for the benefit of creditors;

               (iv) except for trade payables, fail generally to pay its debts as they become due; or

               (v) take any corporate action to authorize any of the foregoing;

provided that no event otherwise constituting an Event of Default under this clause (h) shall be an Event of Default if the total assets of all entities with respect to which events have occurred and are continuing (calculated in each case at the time such event occurred) which would otherwise have constituted Events of Default under this clause (h) or clause (i) below do not exceed $150,000,000 on a cumulative basis;

          (i) (i) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary of the Borrower seeking (1) liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or (2) the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

               (ii) an order for relief shall be entered against the Borrower or any Subsidiary of the Borrower under the federal bankruptcy laws as now or hereafter in effect;

provided that no event otherwise constituting an Event of Default under this clause (i) shall be an Event of Default if the total assets of all entities with respect to which events have occurred and are continuing (calculated in each case at the time such event occurred) which would otherwise have constituted Events of Default under this clause (i) or clause (h) above do not exceed $150,000,000 on a cumulative basis;

          (j) (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $25,000,000 which it shall have become liable to pay under Title IV of ERISA;

               (ii) notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing;

               (iii) the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan;

               (iv) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or

               (v) there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $25,000,000;

          (k) a judgment or order for the payment of money in excess of $50,000,000 shall be rendered against the Borrower or any Subsidiary and shall remain unsatisfied for a period of ten consecutive days during which ten-day period execution shall not be effectively stayed; or

          (l) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 30% or more of the outstanding shares of common stock of the Borrower; or Continuing Directors shall cease to constitute a majority of the board of directors of the Borrower;

then, and in every such event, the Administrative Agent shall:

               (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate, and

               (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower, declare the Notes (together with accrued interest thereon) to be, and the Notes (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

provided that in the case of any of the Events of Default specified in clause
(h) or (i) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         SECTION 6.02. Notice of Default. The Administrative Agent shall give notice under Section 6.01(d) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                    ARTICLE 7
                                     AGENTS

         SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. Agents and Affiliates. The Chase Manhattan Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent, and The Chase Manhattan Bank and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Administrative Agent hereunder.

         SECTION 7.03. Action by Administrative Agent. The obligations of the Administrative Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. Consultation with Experts. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. Liability of Administrative Agent. Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith
(i) with the consent or at the request of the Required Banks (or such different number of Banks as any provision hereof expressly requires for such consent or request) or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. The Co-Syndication Agents have no responsibilities, and shall have no liability, under this Agreement or the Notes in their capacities as Co-Syndication Agents.

         SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

         SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

         SECTION 7.08. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor to such Administrative Agent which shall be a Bank. If no successor Administrative Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a Bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as an Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.

          (b) If at any time the Administrative Agent shall have assigned its rights and obligations in respect of all of its Commitment hereunder, the Administrative Agent shall resign as the Administrative Agent in accordance with the procedures set forth in subsection (a) of this Section 7.08.



                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate Loan (other than a Money Market Absolute Rate Loan):

          (a) the Reference Banks notify (stating the reason therefor) the Administrative Agent that deposits in Dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments notify (stating the reason therefor) the Administrative Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to continue or convert outstanding Loans as or into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Reference Rate for such day.

         SECTION 8.02. Illegality. (a) If, after the date of this Agreement, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall promptly so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended.

          (b) Before giving any such notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day or
(ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan as a Euro-Dollar Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Euro- Dollar Loans of the other Banks.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If, after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Note to the extent evidencing Fixed Rate Loans or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note to the extent evidencing Fixed Rate Loans or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall notify (stating the reason therefor) the Borrower that, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on capital of such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder, accompanied by a computation thereof in reasonable detail, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          (d)   If any Bank has demanded compensation under this Section, the
Borrower:

               (i) shall have the right, with the assistance of the Administrative Agent and upon notification to such Bank, to require such Bank to transfer, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto, its Note and Commitment to a substitute bank or banks satisfactory to the Borrower and the Administrative Agent (which may be one or more of the Banks) or

               (ii) may elect to terminate this Agreement as to such Bank, and in connection therewith to prepay any Base Rate Loan made pursuant to
          Section 8.04, provided that the Borrower (1) notifies the Administrative Agent (which will forthwith notify such Bank) of such election at least three Euro-Dollar Business Days before any date fixed for such a prepayment, and (2) either (x) repays all of such Bank's outstanding Loans at the end of the respective Interest Periods applicable thereto or as otherwise required by Section 8.02 or (y) subject to Section 2.12, prepays all of such Bank's outstanding Loans (other than Money Market Loans). Upon receipt by the Administrative Agent of such notice, the Commitment of such Bank shall terminate.

         SECTION 8.04. Base Rate Loans Substituted for Affected Fixed Rate Loans. Subject to Sections 2.10 and 2.12, if (i) the obligation of any Bank to make, or to continue to convert outstanding Loans as or to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans which would otherwise be made by such Bank as (as continued or as converted to) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

          (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

                                    ARTICLE 9
                                  MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests, instructions and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Administrative Agent, at its address, facsimile number or telex number (if any) set forth on the signature pages hereof, (y) in the case of any Bank, at its address, facsimile number or telex number (if any) set forth in its Administrative Questionnaire or (z) in the case of any party hereto, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (iii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

         SECTION 9.02. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agents, including reasonable fees and disbursements of one special counsel (Davis Polk & Wardwell) for the Agents, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agents or any Bank, including reasonable fees and disbursements of counsel (including the cost of staff counsel when used in lieu of separate special counsel), in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

         (b) The Borrower shall indemnify each Bank and its directors, officers and employees for, and hold each Bank and its directors, officers and employees harmless from and against (i) any and all damages, losses and other liabilities of any kind, including, without limitation, judgments and costs of settlement, and (ii) any and all out-of-pocket costs and expenses of any kind, including, without limitation, reasonable fees and disbursements of counsel, including the cost of staff counsel where used in lieu of separate special counsel, and any other costs of defense, including, without limitation, costs of discovery and investigation, for such Bank and its officers and directors (all of which shall be paid or reimbursed by the Borrower monthly), suffered or incurred in connection with any investigative, administrative or judicial proceeding (whether or not such Bank shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that such Bank and its directors, officers and employees shall have no right to be indemnified or held harmless hereunder for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The Borrower shall indemnify and hold harmless each Agent, in its capacity as an Agent hereunder, to the same extent that the Borrower indemnifies and holds harmless each Bank pursuant to this Section.

         SECTION 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise (other than pursuant to Section 8.03(d)(ii)), receive payment of a proportion of the aggregate amount of principal and interest then due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest then due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that if at any time thereafter, the Bank that originally received such payment is required to repay (whether to the Borrower or to any other Person) all or any portion of such payment, each other Bank shall promptly (and in any event within five Domestic Business Days of its receipt of notification from such Bank requiring such repayment) repay to such Bank the portion of such payment previously received by it under this Section 9.04, together with such amount (if any) as is equal to the appropriate portion of any interest (in respect of the period during which such other Bank held such amount) such Bank shall have been obligated to pay when repaying such amount as aforesaid, in exchange for such participation in the Note of such other Bank as was previously purchased by such Bank. Nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes.

         SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent). Notwithstanding the foregoing, no such amendment or waiver shall,

          (a)   unless signed by all the Banks,

               (i) increase the Commitment of any Bank or subject any Bank to any additional obligation,

               (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder,

               (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment,

               (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement,

               (v) amend or waive the provisions of this Section 9.05; or

          (b) unless signed by a Designated Lender or its Designating Bank, (i) subject such Designated Lender to any additional obligation, (ii) affect its rights hereunder (unless the rights of all the Banks hereunder are similarly affected) or (iii) change this clause 9.05(b).

The exercise by the Borrower of its right to decrease the Commitments pursuant to Section 2.09 or to decrease the Commitment of a Bank pursuant to Section 8.03(d) shall not be deemed to require the consent of any party to this Agreement. The exercise by the Borrower of its option to increase the aggregate amount of the Commitments pursuant to Section 2.18 shall not require the consent of any Person except for the consent of such Persons required by Section 2.18.

         SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

         (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agents, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and such Bank's Note. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder and under the Notes including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i) (only to the extent such modification, amendment or waiver would decrease the Commitment of such Bank), (ii) or (iii) of Section 9.05 or to any modification, amendment or waiver that would have the effect of increasing the amount of a Participant's participation in such Bank's Commitment, in any such case without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest, subject to subsection (f) below. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with the subscribed consent of the Borrower, not to be unreasonably withheld, in consultation with the Administrative Agent and with the subscribed acknowledgment of the Administrative Agent; provided that if an Assignee is (i) any Person which controls, is controlled by, or is under common control with, or is otherwise substantially affiliated with such transferor Bank or (ii) another Bank, no such consent shall be required; and provided further that any assignment shall not be less than $5,000,000, or, if less, shall constitute an assignment of all of such Bank's rights and obligations under this Agreement and the Notes. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection
(c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee and the transferor Bank and the original Note is canceled, and the Administrative Agent shall notify the other Agents of such assignment. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee of $3,500 for processing such assignment. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) The Administrative Agent and the Borrower may, for all purposes of this Agreement, treat any Bank as the holder of any Note drawn to its order (and owner of the Loans evidenced thereby) until written notice of assignment or other transfer shall have been received by them.

          (f) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (g) If any Reference Bank assigns its Note to an unaffiliated institution, the Administrative Agent shall, with the consent of the Borrower and the Required Banks, appoint another Bank to act as a Reference Bank hereunder.

         SECTION 9.07. Designated Lenders. (a) Subject to the provisions of this subsection (a), any Bank may at any time designate an Eligible Designee to provide all or a portion of the Loans to be made by such Bank pursuant to this Agreement; provided that such designation shall not be effective unless the Borrower and the Administrative Agent consent thereto in writing (which consents shall not be unreasonably withheld). When a Bank and its Eligible Designee shall have signed an agreement substantially in the form of Exhibit H hereto (a "Designation Agreement") and the Borrower and the Administrative Agent shall have signed their respective consents thereto, such Eligible Designee shall become a Designated Lender for purposes of this Agreement. The Designating Bank shall thereafter have the right to permit such Designated Lender to provide all or a portion of the Loans to be made by such Designating Bank pursuant to
Section 2.01 or 2.03, and the making of such Loans or portion thereof shall satisfy the obligation of the Designating Bank to the same extent, and as if, such Loans or portion thereof were made by the Designating Bank. As to any Loans or portion thereof made by it, each Designated Lender shall have all the rights that a Bank making such Loans or portion thereof would have had under this Agreement and otherwise; provided that (x) its voting rights under this Agreement shall be exercised solely by its Designating Bank and (y) its Designating Bank shall remain solely responsible to the other parties hereto for the performance of such Designated Lender's obligations under this Agreement, including its obligations in respect of the Loans or portion thereof made by it. No additional Note shall be required to evidence the Loans or portion thereof made by a Designated Lender; and the Designating Bank shall be deemed to hold its Note as agent for its Designated Lender to the extent of the Loans or portion thereof funded by such Designated Lender. Each Designating Bank shall act as administrative agent for its Designated Lender and give and receive notices and other communications on its behalf. Any payments for the account of any Designated Lender shall be paid to its Designating Bank as administrative agent for such Designated Lender and neither the Borrower nor the Administrative Agent shall be responsible for any Designating Bank's application of such payments. In addition, any Designated Lender may, with notice to (but without the prior written consent of) the Borrower and the Administrative Agent, (i) assign all or portions of its interest in any Loans to its Designating Bank or to any financial institutions consented to in writing by the Borrower and the Administrative Agent that provide liquidity and/or credit facilities to or for the account of such Designated Lender to support the funding of Loans or portions thereof made by it and (ii) disclose on a confidential basis any non-public information relating to its Loans or portions thereof to any rating agency, commercial paper dealer or provider of any guarantee, surety, credit or liquidity enhancement to such Designated Lender.

          (b) Each party to this Agreement agrees that it will not institute against, or join any other person in instituting against, any Designated Lender any bankruptcy, insolvency, reorganization or other similar proceeding under any federal or state bankruptcy or similar law, for one year and a day after all outstanding senior indebtedness of such Designated Lender is paid in full. The Designating Bank for each Designated Lender agrees to indemnify, save, and hold harmless each other party hereto for any loss, cost, damage and expense arising out of its inability to institute any such proceeding against such Designated Lender. This subsection (b) shall survive the termination of this Agreement.

         SECTION 9.08. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE BORROWER, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9.09. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and the writings referred to in Section 3.01(i) constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         SECTION 9.10. Confidentiality. In addition to any confidentiality requirements under applicable law, each of the Agents and Banks (each a "Bank Party" and, collectively, the "Bank Parties") agrees that through and including the later of (x) the Termination Date and (y) a date three years from the relevant Bank Party's receipt of the relevant information, it will take normal and reasonable precautions so that

               (i) all information provided to it by the Borrower, any Person on behalf of the Borrower, or by any other Bank Party on behalf of the Borrower, in connection with this Agreement or the transactions contemplated hereby will be held and treated by such Bank Party and its respective directors, affiliates, officers, agents and employees in confidence and

               (ii) neither it nor any of its respective directors, affiliates, officers, agents or employees shall, without the prior written consent of the Borrower, use any such information for any purpose or in any manner other than pursuant to the terms of and for the purposes contemplated by this Agreement.

Notwithstanding the immediately preceding sentence, any Bank Party may disclose any such information or portions thereof

            (a) that is or becomes publicly available other than through a breach by such Bank Party of its obligations hereunder;

            (b) that is also provided to such Bank Party by a Person other than the Borrower not in violation, to the actual knowledge of such Bank Party, of any duty of confidentiality;

            (c) at the request of any bank regulatory authority or examiner;

            (d) pursuant to subpoena or other court process;

            (e) when required by applicable law;

            (f) at the written request or the express direction of any other authorized government agency;

            (g) to its independent auditors, counsel and other professional advisors in connection with their provision of professional services to such Bank Party;

            (h) to any (i) Participant or (ii) prospective Participant or prospective Bank, if such Participant, prospective Participant or prospective Bank (which prospective Bank is promptly identified to the Borrower), prior to any such disclosure, agrees in writing to keep such information confidential to the same extent required of the Bank Parties hereunder; or

            (i) to any affiliate of such Bank Party, solely to enable such affiliate to assess the creditworthiness of the Borrower in connection with any transaction between such affiliate and the Borrower or any of its Subsidiaries;

provided that any Bank Party's failure to comply with the provisions of this
Section 9.10 shall not affect the obligations of the Borrower hereunder.

         SECTION 9.11. Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         SECTION 9.12. Termination of Existing Credit Agreement. The Borrower and each of the Banks that is also a party to the Existing Credit Agreement agree that the "Commitments" as defined in the Existing Credit Agreement shall terminate in their entirety on the Effective Date. Each such Bank waives (a) any requirement of notice of such termination pursuant to Section 2.09 of the Existing Credit Agreement and (b) any claim to any commitment fees or other fees under the Existing Credit Agreement for any day on or after the Effective Date. The Borrower agrees that (i) no loans will be outstanding under the Existing Credit Agreement on or at any time after the Effective Date and (ii) all accrued and unpaid commitment fees, facility fees and other amounts due and payable under the Existing Credit Agreement on or before the Effective Date will be paid on or before the Effective Date.

         SECTION 9.13. Collateral. Each of the Banks represents to the Agents and each of the other Banks that it in good faith is not relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              PRAXAIR, INC.


                              By: /s/ James S. Sawyer
                                  ---------------------------------------------
                                 Title: Vice President, Treasurer and Interim
                                 Chief Financial Officer
                                 39 Old Ridgebury Road
                                 Danbury, CT  06810-5113
                                 Telecopy number: (203) 837-2480
                                 Attention: Treasurer's Group




                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent


                              By: /s/ Stacey L. Haimes
                                  ---------------------------------------------
                                 Title: Vice President
                                 270 Park Avenue
                                 New York, NY 10017
                                 Attention: Stacey Haimes
                                 Telecopy number: (212) 270-7939

Commitments

$58,333,333.32                MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                              By:  /s/ Dennis Wilczek
                                  ---------------------------------------------
                                    Title: Associate

$58,333,333.33                BANK OF AMERICA, N.A.


                              By: /s/ Wendy J. Gorman
                                 ----------------------------------------------
                                   Title: Vice President



$58,333,333.33                CREDIT SUISSE FIRST BOSTON


                              By: /s/ William S. Lutkins
                                 ----------------------------------------------
                                   Title: Vice President


                              By: /s/ Vitaly G. Butenko
                                 ----------------------------------------------
                                   Title: Assistant Vice President



$58,333,333.33                THE CHASE MANHATTAN BANK


                              By: /s/ Stacey L. Haimes
                                 ----------------------------------------------
                                   Title: Vice President



$40,000,000                   ABN-AMRO BANK NV


                              By: /s/ David Mandell
                                 ----------------------------------------------
                                   Title: Senior Vice President

                              By: /s/ Patricia Christy
                                 ---------------------------------
                                   Title: Assistant Vice President

$40,000,000                   BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY


                              By: /s/ Pamela Donnelly
                                 ---------------------------------------------
                                   Title: Vice President




$40,000,000                   BAYERISCHE HYPO-UND VEREINSBANK
                                  AG, NEW YORK BRANCH


                              By: /s/ Steven Atwell
                                 ---------------------------------------------
                                    Title: Director

                              By: /s/ Alexander M. Blodi
                                 ---------------------------------------------
                                    Title: Director



$40,000,000                   CITIBANK, N.A.


                              By: /s/ James N. Simpson
                                 ---------------------------------------------
                                    Title: Managing Director



$40,000,000                   COMMERZBANK AG, NEW YORK AND
                                  GRAND CAYMAN BRANCHES


                              By: /s/ Robert J. Donohue
                                 ---------------------------------------------
                                   Title: Senior Vice President


                              By: /s/ Peter T. Doyle
                                 ---------------------------------------------
                                   Title: Assistant Vice President

$40,000,000                   CREDIT AGRICOLE INDOSUEZ


                              By: /s/ Sarah McClintock
                                 ----------------------------------------------
                                   Title: Vice President


                              By: /s/ John McCloskey
                                 ----------------------------------------------
                                   Title: First Vice President



$40,000,000                   DEUTSCHE BANK AG, NEW YORK BRANCH
                                  AND/OR CAYMAN ISLANDS BRANCH


                              By: /s/ Jean M. Hannigan
                                 ----------------------------------------------
                                   Title: Vice President


                               By: /s/ Annette Walter
                                  ---------------------------------------------
                                   Title: Associate



$40,000,000                    FLEET NATIONAL BANK


                               By: /s/ Irene Bertozzi Bartenstein
                                  ---------------------------------------------
                                   Title: Vice President



$40,000,000                    ROYAL BANK OF CANADA


                               By: /s/ Gordon C. MacArthur
                                  ---------------------------------------------
                                   Title: Senior Manager

$40,000,000                   THE SANWA BANK, LIMITED


                              By: /s/ Masahito Okubo
                                 --------------------------------------------
                                  Title: Vice President



$40,000,000                   THE INDUSTRIAL BANK OF JAPAN, LTD.


                              By: /s/ John Dippo
                                 --------------------------------------------
                                  Title: Senior Vice President



$40,000,000                   WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE


                              By: /s/ Cynthia M. Niesen
                                 --------------------------------------------
                                  Title: Managing Director

                              By: /s/ Walter T. Duffy III
                                 --------------------------------------------
                                  Title: Associate Director



$26,666,666.67                BANCA COMMERCIALE ITALIANA, NEW
                                 YORK BRANCH


                              By: /s/ Frank Maffei
                                 --------------------------------------------
                                   Title: Authorized Signature


                              By: /s/ Joseph Carlani
                                 --------------------------------------------
                                  Title: Vice President

$26,666,666.67                BANCA NAZIONALE DEL LAVORO S.P.A.,
                                 NEW YORK BRANCH


                              By: /s/ Frederic W. Hall
                                 ----------------------------------------------
                                 Title: Vice President


                              By: /s/ Leonardo Valentini
                                 ----------------------------------------------
                                  Title: First Vice President



$26,666,666.67                CREDIT LYONNAIS NEW YORK BRANCH


                              By: /s/ Stephen M. Poppel
                                 ----------------------------------------------
                                  Title: First Vice President



$26,666,666.67                MELLON BANK N.A.


                              By: /s/ Charles E. Frankenberry
                                 ----------------------------------------------
                                  Title: Lending Officer



$26,666,666.67                THE BANK OF NEW YORK


                              By: /s/ Eliza S. Adams
                                 ----------------------------------------------
                                  Title: Vice President

$26,666,666.67                THE SUMITOMO BANK, LIMITED


                              By: /s/ Edward D. Henderson, Jr.
                                 ----------------------------------------------
                                  Title: Senior Vice President



$26,666,666.67                TORONTO DOMINION (TEXAS), INC.


                              By: /s/ Sheila M. Conley
                                 ----------------------------------------------
                                  Title: Vice President



$20,000,000                   BANCA DI ROMA, NEW YORK BRANCH


                              By: /s/ Alessandro Paoli
                                 ----------------------------------------------
                                  Title: Assistant Treasurer

                              By: /s/ Steven Paley
                                 ----------------------------------------------
                                  Title: First Vice President



$20,000,000                   BANCO BILBAO VIZCAYA ARGENTARIA
                               S.A.


                              By: /s/ John Martini
                                 ----------------------------------------------
                                  Title: Vice President Corporate Banking

                              By: /s/ Alberto Conde
                                 ----------------------------------------------
                                  Title: Vice President Corporate Banking

$20,000,000                   BANCO SANTANDER CENTRALE HISPANO,
                                 S.A. NEW YORK BRANCH


                              By: /s/ Javier Guibert
                                  --------------------------------------------
                                  Title: Vice President


                              By: /s/ Rebecca Rains        6
                                  --------------------------------------------
                                  Title: Assistant Vice President



$20,000,000                   BNP PARIBAS


                              By: /s/ Sophie Revillard Kaufman
                                 ---------------------------------------------
                                  Title: Vice President

                              By: /s/ Richard Pace
                                 ---------------------------------------------
                                   Title: Vice President
                                             Corporate Banking Division



$20,000,000                   STANDARD CHARTERED BANK


                              By: /s/ Peter G. R. Dodds
                                 ---------------------------------------------
                                  Title: Senior Credit Officer Coin 98/62

                              By: /s/ Shafiq Ur Rahman
                                 ---------------------------------------------
                                  Title: Senior Vice President




------------------
TOTAL COMMITMENTS:


$1,000,000,000
==============

                                        PRICING SCHEDULE

         The "CD Margin", "Euro-Dollar Margin", and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row and column corresponding to the Status and Utilization that exist on such day.

---------------------------------- --------- ---------- ---------- --------- ---------- ------------
                                    Level I    Level II  Level III Level IV   Level V      Level VI
---------------------------------- --------- ---------- ---------- --------- ---------- ------------
Euro-Dollar Margin if                  .12%       .25%      .375%     .475%      .775%        1.20%
Utilization is equal to or less
than 33%
---------------------------------- --------- ---------- ---------- --------- ---------- ------------
Euro-Dollar Margin If                  .17%       .35%       .50%      .60%       .90%        1.20%
Utilization exceeds 33%
---------------------------------- --------- ---------- ---------- --------- ---------- ------------
CD Margin If Utilization is           .245%      .375%       .50%      .60%       .90%       1.325%
equal to or less than 33%
---------------------------------- --------- ---------- ---------- --------- ---------- ------------
CD Margin If Utilization exceeds      .295%      .475%      .625%     .725%     1.025%       1.325%
33%
---------------------------------- --------- ---------- ---------- --------- ---------- ------------
Facility Fee Rate                      .08%       .10%      .125%      .15%      .225%         .30%
---------------------------------- --------- ---------- ---------- --------- ---------- ------------

         For purposes of this Schedule, the following terms have the following meanings:

         "Level I Status" exists at any date if, at such date, (i) the Borrower's long- term debt is rated at least A by S&P and at least A3 by Moody's or (ii) the Borrower's long-term debt is rated at least A- by S&P and at least A2 by Moody's.

         "Level II Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated (x) at least A- by S&P and at least Baa1 by Moody's or (y) at least BBB+ by S&P and at least A3 by Moody's and (ii) Level I Status does not exist.

         "Level III Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated (x) at least BBB+ by S&P and at least Baa2 by Moody's or (y) at least BBB by S&P and at least Baa1 by Moody's and (ii) neither Level I Status nor Level II Status exists.

         "Level IV Status" exists at any date if, at such date, (i) the Borrower's long-term debt is rated BBB or higher by S&P and Baa2 or higher by Moody's and (ii) none of Level I Status, Level II Status and Level III Status exists.

         "Level V Status" exists at any date if, at such date, (i) the Borrower's long- term debt is rated BBB- or higher by S&P and Baa3 or higher by Moody's and (ii) none of Level I Status, Level II Status, Level III and Level IV Status exists.

         "Level VI Status" exists at any date if, at such date, no other Status exists.

         "Moody's" means Moody's Investors Service, Inc.

         "S&P" means Standard & Poor's Ratings Group.

         "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, or Level V or Level VI Status exists at any date.

         "Utilization" means at any date the percentage equivalent of a fraction
(i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. If for any reason any Loans remain outstanding following termination of the Commitments in their entirety, Utilization shall be deemed to exceed 33%.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                                                       EXHIBIT A



                                      NOTE



                                                              New York, New York

                                                              ________ __, 200__

         For value received, PRAXAIR, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ______________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date provided for in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Chase Manhattan Bank, 270 Park Avenue, New York, New York.

         All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Notes referred to in the Five-Year Credit Agreement dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                     PRAXAIR, INC.


                                     By________________________
                                        Name:
                                        Title:

                         LOANS AND PAYMENTS OF PRINCIPAL



                                            Amount of
          Amount of      Type of            Principal           Notation Made
 Date        Loan          Loan              Repaid                  By

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                       EXHIBIT B

                       FORM OF MONEY MARKET QUOTE REQUEST

                                     [Date]


To:      The Chase Manhattan Bank (the "Administrative Agent")

From:    Praxair, Inc. (the "Borrower")

Re: Five-Year Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse
         First Boston and Bank of America, N.A., as Co-Syndication
         Agents, and The Chase Manhattan Bank, as Administrative Agent

         We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount 1                                           Interest Period 2

$

         Such Money Market Quotes should offer a Money Market [LIBOR Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                                 PRAXAIR, INC


                                                 By________________________
                                                    Name:
                                                    Title:
--------

     1    Amount must be $25,000,000 or a larger multiple of $1,000,000.
     2 Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT C



                   FORM OF INVITATION FOR MONEY MARKET QUOTES

                                     [Date]

To:  [Name of Bank]

Re:  Invitation for Money Market Quotes
        to Praxair, Inc. (the "Borrower")

         Pursuant to Section 2.03 of the Five-Year Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

         Date of Borrowing:  __________________

         Principal Amount                                      Interest Period

         $

         Such Money Market Quotes should offer a Money Market [LIBOR Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

         Please respond to this invitation by no later than 11:00 A.M. (New York City time) on [date].

         Terms used herein have the meanings assigned to them in the Credit Agreement.


                                             The Chase Manhattan Bank, as
                                             Administrative Agent


                                             By________________________
                                                 Authorized Officer

                                                                       EXHIBIT D


                           FORM OF MONEY MARKET QUOTE

                                     [Date]


The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
NY, NY 10017

Attention:

Re: Money Market Quote to
    Praxair, Inc. (the "Borrower")


         In response to your invitation on behalf of the Borrower dated __________ we hereby make the following Money Market Quote on the following terms:

         1.       Quoting Bank:  ________________________________

         2.       Person to contact at Quoting Bank:

                  ________________________________

         3.       Date of Borrowing: ____________________1

--------
1 As specified in the related Invitation.

     4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


   Principal           Interest          Money Market
   Amount 1            Period 2        [LIBOR Margin] 3     [Absolute Rate] 4
------------------------------------------------------------------------------

$

$

[Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]1

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Five-Year Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent,

         irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                            Very truly yours,

                                            [NAME OF BANK]



Dated:_______________               By:__________________________
                                                  Authorized Officer
--------

     1 Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.
     2 Not more than 12 months or not less than 7 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.
     3 Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
     4 Specify rate of interest per annum (rounded to the nearest 1/10,000th of 1%).

                                                                       EXHIBIT E


                   FORM OF OPINION OF CAHILL GORDON & REINDEL,
                               SPECIAL COUNSEL FOR
                                  THE BORROWER


                                                [Effective Date]


To the Banks and the Agents
Referred to Below
c/o The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
NY, NY 10017


Re:      Praxair, Inc.


Ladies and Gentlemen:

         We have acted as special counsel to Praxair, Inc., a Delaware corporation (the "Borrower"), in connection with the Five-Year Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Bank of America, N.A., Credit Suisse First Boston and Morgan Guaranty Trust Company of New York, as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

         In such capacity, we have examined the Credit Agreement and such corporate records, instruments and other documents, and such questions of law, as we have deemed necessary or appropriate to enable us to render the opinions expressed herein. As to various questions of fact material to our opinion, we have relied upon and assumed the accuracy of (i) the representations and warranties contained in the Credit Agreement, (ii) certificates or other documents furnished by the Borrower and the officers of the Borrower and (iii) certificates from various state authorities and public officials.

         In connection with this opinion, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the appropriate authentic original documents of all documents submitted to us as certified, conformed or photostatic or facsimile copies. We have further assumed the due authorization, execution and delivery of the Credit Agreement by, or on behalf of, all parties thereto, other than the Borrower.

         Based on the foregoing and subject to the qualifications set forth below, we are of the opinion that:

         1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation under the laws of the States of Connecticut and New York.

         2. The Borrower has the corporate power and corporate authority to execute, deliver and perform its obligations under the Credit Agreement and the Notes.

         3. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes have been duly authorized by all requisite corporate action on the part of the Borrower.

         4. The Credit Agreement and the Notes have been duly executed and delivered by the Borrower and are valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance and transfer, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether considered in a proceeding in equity or at law).

         5. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes do not contravene any United States Federal or New York State law or the General Corporation Law of the State of Delaware.

         6. No consent or approval of, or action by or filing with, any court or administrative or governmental body is required under the General Corporation Law of the State of Delaware or the laws of the State of New York or the United States of America for the Borrower to execute and deliver the Credit Agreement and the Notes and to perform its obligations thereunder.

         7. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes will not (i) violate the certificate of incorporation or by laws of the Borrower or (ii) result in a breach of, or constitute a default under, or require any consent under, any indenture or other agreement or instrument known to us evidencing or governing indebtedness for borrowed money of the Borrower.

         The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. In particular, we are expressing no opinion as to the effect, if any, of any law of any jurisdiction (except the State of New York) in which any Bank is located that may limit the rate of interest that may be charged or collected by such bank. In addition, with respect to the enforceability against and the performance by the Borrower of the Credit Agreement and the Notes, we express no opinion as to any contractual provisions purporting to provide indemnification insofar as such indemnification might be deemed inconsistent with public policy.

         This opinion is furnished at the request of the Borrower pursuant to
Section 3.01(c) of the Credit Agreement by us as special counsel for the Borrower to you as Banks and Agents and is solely for your benefit in connection with the above transaction and may not be relied upon by you for any other purpose or relied upon by any other person, firm or corporation for any purpose without our prior written consent. The opinions we express herein are as of the date hereof, and we do not assume or undertake any responsibility or obligation to supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or to reflect any changes in the law which may occur after the date hereof.

                                                     Very truly yours,







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                                                                       EXHIBIT F






                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENTS

                                                     [Effective Date]


To the Banks and the Agents
Referred to Below
c/o The Chase Manhattan Bank,
as Administrative Agent
270 Park Avenue
NY, NY 10017

Dear Sirs:

         We have participated in the preparation of the Five-Year Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc. (the "Borrower"), the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co- Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent, for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that:

           1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.




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




           2. The Credit Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person without our prior written consent.

                                            Very truly yours,




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



                                                                       EXHIBIT G





                       ASSIGNMENT AND ASSUMPTION AGREEMENT



         AGREEMENT dated as of _________, ____ among [ASSIGNOR] (the "Assignor"), [and] [ASSIGNEE] (the "Assignee"), [and PRAXAIR, INC. (the "Borrower")].



                              W I T N E S S E T H:

         WHEREAS, this Assignment and Assumption Agreement (the
"Agreement") relates to the Five-Year Credit Agreement dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent (as amended, the "Credit Agreement");

         WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

         WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:




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



         SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         SECTION 2. Assumption. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, [and] the Assignee[, the Borrower and the Administrative Agent] and the payment of the amounts specified in
Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $_________.1 It is understood that facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         SECTION 4. Consent of the Borrower. This Agreement is conditioned upon the consent of the Borrower pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower is evidence of this consent. Pursuant to Section 9.06(c) the Borrower agrees to execute and deliver Notes payable to the order of the Assignee (and, if necessary, to the Assignor) to evidence the assignment and assumption provided for herein.]


--------
         1 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.




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



         SECTION 5. Non-reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, the Sole Lead Arranger, any Co-Arranger, any Co-Syndication Agent, any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

         SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.






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



         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                   [ASSIGNOR]

                                    By______________________________
                                         Name:
                                         Title:


                                   [ASSIGNEE]

                                    By______________________________
                                         Name:
                                         Title:


                                    [PRAXAIR, INC.]

                                    By______________________________
                                         Name:
                                         Title:


Acknowledged this ____ day
of ________ by The Chase Manhattan Bank, as Administrative Agent


By___________________________
     Name:




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



                                                                       EXHIBIT H


                              DESIGNATION AGREEMENT

                       dated as of ________________, _____

         Reference is made to the Five-Year Credit Agreement (the "Credit Agreement") dated as of July 12, 2000 among Praxair, Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, Credit Suisse First Boston and Bank of America, N.A., as Co-Syndication Agents, and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

         _________________ (the "Designator") and ________________ (the
"Designee") agree as follows:

           1. The Designator designates the Designee as its Designated Lender under the Credit Agreement and the Designee accepts such designation.

           2. The Designator makes no representations or warranties and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

           3. The Designee (i) confirms that it is an Eligible Designee; (ii) appoints and authorizes the Designator as its administrative agent and attorney-in-fact and grants the Designator an irrevocable power of attorney to receive payments made for the benefit of the Designee under the Credit Agreement and to deliver and receive all communications and notices under the Credit Agreement, if any, that the Designee is obligated to deliver or has the right to receive thereunder; (iii) acknowledges that the Designator retains the sole right and responsibility to vote under the Credit Agreement, including, without limitation, the right to approve any amendment or waiver of any provision of the Credit Agreement; and (iv) agrees that the Designee shall be bound by all such votes, approvals, amendments and waivers and all other agreements of the Designator pursuant to or in connection with the Credit Agreement, all subject to Section 9.05(b) of the Credit Agreement.

           4. The Designee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Article 4 or delivered pursuant to Article 5 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement and (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designator or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action it may be permitted to take under the Credit Agreement.

           5. Following the execution of this Designation Agreement by the Designator and the Designee and the consent hereto by the Borrower, it will be delivered to the Administrative Agent for its consent. This Designation Agreement shall become effective when the Administrative Agent consents hereto or on any later date specified on the signature page hereof.

           6. Upon the effectiveness hereof, the Designee shall have the right to make Loans or portions thereof as a Bank pursuant to Section 2.01 or 2.03 of the Credit Agreement and the rights of a Bank related thereto. The making of any such Loans or portions thereof by the Designee shall satisfy the obligations of the Designator under the Credit Agreement to the same extent, and as if, such Loans or portions thereof were made by the Designator.

           7. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Designation Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

Effective Date:______ , ____

                                          [NAME OF DESIGNATOR]


                                          By:
                                             ---------------------------------
                                              Name:
                                              Title:


                                          [NAME OF DESIGNEE]



                                          By:
                                             ---------------------------------
                                              Name:
                                              Title:

The undersigned consent to the foregoing designation.

                                          PRAXAIR, INC.


                                          By:
                                             ----------------------------------
                                              Name:
                                              Title:


                                          THE CHASE MANHATTAN BANK, as
                                              Administrative Agent


                                          By:
                                             ----------------------------------
                                              Name:
                                              Title:





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